As filed with the Securities and Exchange Commission on March 9, 2018
Securities Act Registration No. 333-221849

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. 1

Post-Effective Amendment No. / /

Fiera Capital Series Trust
(Exact Name of Registrant as Specified in Charter)

375 Park Avenue, 8th Floor
New York, NY 10152
(Address of Principal Executive Offices) (Zip Code)

(212) 300-1600
(Registrant’s Telephone Number, including Area Code)

Stephen A. McShea
Fiera Capital Inc.
375 Park Avenue, 8th Floor
New York, NY 10152
(Name and Address of Agent for Service)

With Copy To:

George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10152

Title of securities being registered: Shares of a series of the Registrant – Fiera Capital Emerging Markets Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CITY NATIONAL ROCHDALE FUNDS
City National Rochdale Emerging Markets Fund
400 North Roxbury Drive
Beverly Hills, California 90210

Important Proxy Materials
 PLEASE CAST YOUR VOTE TODAY

March, [ ], 2018

Dear Shareholder:

City National Rochdale, LLC (“CNR”), the investment adviser to City National Rochdale Emerging Markets Fund (the “Existing Fund”), a series of City National Rochdale Funds (the “Trust”), an open-end investment management company established under Delaware law as a statutory trust, recently announced that Fiera Capital Inc. (“FCI”) has acquired certain assets (e.g., certain books and records) used by CNR in its investment advisory business solely related to the Existing Fund (the “Transaction”).  As part of the Transaction, the Existing Fund’s portfolio management team joined FCI and FCI was appointed and now serves as the sub-adviser of the Existing Fund providing day-to-day investment advice and recommendations to the Existing Fund using the same portfolio management team that had previously been with CNR.

On a longer-term basis, the Transaction contemplates the herein proposed reorganization of the Existing Fund into Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of Fiera Capital Series Trust (“FCST”), an open-end management company organized as a Delaware statutory trust (the “Reorganization”) managed by FCI.  I am writing to ask for your vote on the proposed Reorganization.  The New Fund and the Existing Fund have the same investment objective and fundamental investment policies, and principal investment strategies and principal risks that are identical in all material respects. Further, it is expected that the New Fund will be managed by the portfolio manager who has managed the Existing Fund since its inception. The Reorganization would allow for continuity in portfolio management as FCI would continue to provide day-to-day portfolio management services, with such services being rendered to the New Fund operated and managed under FCI’s proprietary fund family, FCST.

On [ ], 2018, at the offices of CNR, 400 Park Avenue, New York, New York 10022, the Existing Fund will hold a special meeting of shareholders at [ ] Eastern Time. The purpose of the special meeting is to consider and approve the Reorganization.

Following careful analysis and consideration, the Trust’s Board of Trustees (the “Existing Fund Board”) approved the Reorganization, which would be effected pursuant to an Amended and Restated Agreement and Plan of Reorganization (the “Plan”), after concluding that the implementation of the Reorganization is in the best interests of the Existing Fund and its shareholders.  Implementation of the Reorganization is subject to the approval of the Existing Fund’s shareholders.

Upon the closing of the Reorganization, all of the assets of the Existing Fund will be transferred to the New Fund in exchange for the New Fund’s Investor Class shares (corresponding to the Existing Fund’s Class N shares) and Institutional Class shares (corresponding to the Existing Fund’s class Y shares) and the assumption of all of the Existing Fund’s liabilities as described in the Plan. Each class of New Fund shares will then be distributed pro rata to holders of the Existing Fund’s corresponding class of shares in redemption of their shares.

The Reorganization is not expected to have any adverse federal income tax consequences to the Existing Fund, the New Fund or the Existing Fund’s shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

The Existing Fund Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the full text of the Combined Proxy Statement and Prospectus and cast your vote.  It is important that your vote be received no later than [ ], 2018.

You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:

1) Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand	1) Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2) Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Combined Proxy Statement and Prospectus carefully before you vote.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, please call the Existing Fund at 212-702-3577. To vote your shares, please call the telephone number listed on the proxy card or visit the listed website.

Thank you for your continued support.

Sincerely,

Garrett R. D’Alessandro
President and Chief Executive Officer

CITY NATIONAL ROCHDALE FUNDS
City National Rochdale Emerging Markets Fund
400 North Roxbury Drive
Beverly Hills, California 90210

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON [ ], 2018

To Shareholders of City National Rochdale Emerging Markets Fund:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of City National Rochdale Emerging Markets Fund (the “Existing Fund”), a series of City National Rochdale Funds (the “Trust”), an open-end investment management company established under Delaware law as a statutory trust, will be held at [ ]. Eastern Time on [ ], 2018, at the offices of City National Rochdale, LLC (“CNR”), 400 Park Avenue, New York, New York 10022, to consider and vote on the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:
To approve an Amended and Restated Agreement and Plan of Reorganization (the “Plan”) among the Trust, on behalf of the Existing Fund, Fiera Capital Series Trust (“FCST”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of FCST, CNR and Fiera Capital Inc., providing for: (a) the acquisition of all of the assets of the Existing Fund by the New Fund in exchange for Investor Class shares and Institutional Class shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities as described in the Plan; (b) the distribution of each such class of shares pro rata to the holders of the corresponding class of shares of the Existing Fund in redemption of their Existing Fund shares; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of the Amended and Restated Agreement and Plan of Reorganization is attached as Appendix A hereto.

Shareholders of record as of the close of business on February 28, 2018 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

By Order of the Board of Trustees,

Kurt Hawkesworth

Secretary

March [ ], 2018

YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE TOLL-FREE TELEPHONE NUMBER OR WEBSITE THAT APPEAR ON THE PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

CITY NATIONAL ROCHDALE FUNDS
City National Rochdale Emerging Markets Fund
400 North Roxbury Drive
Beverly Hills, California 90210

QUESTIONS AND ANSWERS

Dated: March [ ], 2018

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call 212-702-3577 with any questions about the Reorganization or the Combined Proxy Statement and Prospectus generally or to obtain a copy of the Existing Fund’s prospectus and statement of additional information.

1.	What is this document and why did we send it to you?

The attached document is a proxy statement for City National Rochdale Emerging Markets Fund (the “Existing Fund”), a series of City National Rochdale Funds (the “Trust”), an open-end investment management company established under Delaware law as a statutory trust, and a prospectus for shares of Fiera Capital Emerging Markets Fund (the “New Fund”), a newly created series of Fiera Capital Series Trust (“FCST”), an open-end management investment company organized as a Delaware statutory trust. The purpose of this Combined Proxy Statement and Prospectus is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Amended and Restated Agreement and Plan of Reorganization among the Trust, on behalf of the Existing Fund, FCST, on behalf of the New Fund, City National Rochdale, LLC (“CNR”), the investment adviser to the Existing Fund, and Fiera Capital Inc. (“FCI”), the investment adviser to the New Fund (the “Plan”).

The attached document also provides information regarding the new sub-advisory agreement between CNR and FCI with respect to the Existing Fund.

2.	What is the purpose of the Reorganization?

CNR recently announced that FCI has acquired certain assets (e.g., certain books and records) used by CNR in its investment advisory business solely related to the Existing Fund (the “Transaction”).  As part of the Transaction, the Existing Fund’s portfolio management team joined FCI and FCI was appointed and now serves as the sub-adviser of the Existing Fund providing day-to-day investment advice and recommendations to the Existing Fund using the same portfolio management team that had previously been with CNR.

On a longer-term basis, the Transaction contemplates the proposed Reorganization.  FCI, the sub-adviser of the Existing Fund, serves as investment adviser of the New Fund. The New Fund and the Existing Fund have the same investment objective and fundamental investment policies, and principal investment strategies and principal risks that are identical in all material respects.  Further, it is expected that the New Fund will be managed by Anindya Chatterjee, the portfolio manager who has managed the Existing Fund since its inception.  The Reorganization would allow for continuity in portfolio management as FCI would continue to provide day-to-day portfolio management services, with such services being rendered to the New Fund operated and managed under FCI’s proprietary fund family, FCST.  Please refer to the enclosed Combined Proxy Statement and Prospectus for a description of the qualifications and business experience of the portfolio management team.

Shareholder approval is needed to implement the Reorganization, and a special meeting (the “Meeting”) of shareholders of the Existing Fund will be held on [ ], 2018 to consider and approve the Reorganization.

3.	How will the Reorganization affect me as a shareholder?

If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund as a result of the Reorganization if the Reorganization is approved by Existing Fund shareholders. The shares of the New Fund that you receive in the Reorganization will have a total net asset value (“NAV”) equal to the total NAV of the shares you held in the Existing Fund immediately prior to the Reorganization. The Reorganization is expected to be tax-free for federal income tax purposes to the Existing Fund and its shareholders.

The New Fund has engaged the Existing Fund’s sub-adviser, FCI, to manage the New Fund, and it is expected that the New Fund will be managed by Anindya Chatterjee, the portfolio manager who has managed the Existing Fund since its inception in 2011. The New Fund’s investment objective and fundamental investment policies are the same as the Existing Fund’s and the New Fund’s principal investment strategies and principal risks are identical in all material respects to those of the Existing Fund. The New Fund’s Board of Trustees (the “New Fund Board”), officers, legal counsel, independent public accountants, and chief compliance officer will be different from those of the Existing Fund. For information on the New Fund Board and officers please see the New Fund’s Statement of Additional Information (“SAI”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on [ ], 2018.

The service providers of the Existing Fund and New Fund are listed below.

Service Providers	Existing Fund	New Fund
Legal Counsel	Morgan, Lewis & Bockius LLP	Kramer Levin Naftalis & Frankel LLP
Independent Public Accountants	BBD, LLP	Deloitte & Touche LLP
Fund Administrator and Fund Accountant	SEI Investments Global Funds Services	UMB Fund Services, Inc.
Transfer Agent	U.S. Bancorp Fund Services, LLC	UMB Fund Services, Inc.
Principal Underwriter/Distributor	SEI Investments Distribution Co.	Foreside Fund Services, LLC
Custodian	U.S. Bank, N.A.	UMB Bank, N.A.

4.	How will the Reorganization affect the fees and expenses I pay as a shareholder of the New Fund?

The New Fund will have an investment management fee that is identical to the Existing Fund’s management fee.

FCI has agreed to enter into a contractual expense limitation agreement with the New Fund for two years following the closing of the Reorganization (the “Closing”), that caps the New Fund’s total expense ratio at the same annual ratio in effect for the Existing Fund at the closing of the Transaction.

5.	How will the Reorganization work?

Pursuant to the Plan, upon the Closing, all of the assets of the Existing Fund will be transferred to the New Fund in exchange for the New Fund’s Investor Class shares (corresponding to the Existing Fund’s Class N shares) and Institutional Class shares (corresponding to the Existing Fund’s Class Y shares) and the New Fund’s assumption of all of the Existing Fund’s liabilities as described in the Plan. The Existing Fund will then distribute the shares of each class it receives from the New Fund to shareholders of the corresponding class of shares in the Existing Fund in proportion to their holdings of such corresponding class of shares in the Existing Fund in redemption of their Existing Fund shares and in liquidation of the Existing Fund. At the time of the Closing, each holder of Existing Fund shares of a particular class will receive shares of the corresponding class of the New Fund with the same aggregate NAV as the holder’s Existing Fund shares of that class held immediately prior to the Reorganization.

If the Plan is carried out as proposed, the Reorganization is not expected to have any adverse federal income tax consequences to the Existing Fund, the New Fund or the Existing Fund’s shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

6.	What will happen if the Reorganization is not approved?

If the shareholders of the Existing Fund do not approve the Reorganization, then the Existing Fund will continue to operate as a series of the Trust and the Trust’s Board of Trustees (the “Existing Fund Board”) will consider what  further action, such as re-soliciting shareholders to approve the Reorganization or liquidating the Existing Fund, it deems to be in the best interests of the Existing Fund and its shareholders.

7.	Why do I need to vote?

Your vote is important and is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If too few shareholders vote, the Existing Fund may not receive enough votes to go forward with the Meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate and vote as soon as possible to avoid any delay in the proposed Reorganization. If necessary, we may ask Existing Fund shareholders to vote on a proposal to adjourn the Meeting to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the Reorganization.

8.	How do the Trustees recommend that I vote?

After careful consideration, the Existing Fund Board unanimously approved the Reorganization and recommends that you vote “FOR” the Reorganization.

9.	Who is paying for expenses related to the Reorganization?

FCI and CNR have agreed to pay all of the expenses related to the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the New Fund’s Registration Statement and printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy solicitation expenses and other expenses of holding the Meeting. FCI and CNR expect the expenses of the Reorganization to be approximately $290,000.

10.	How do I vote?

You can vote in one of the following four ways:

1.	Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;
2.	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions;
3.	Go to the website that appears on the enclosed proxy card and follow the simple instructions; or
4.	Attend the Meeting in person.

Whether or not you plan to attend the Meeting, your prompt voting by proxy will help ensure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

11.	What if I have questions?

If you have any questions regarding the proposed Reorganization or how to vote your shares, please call the Existing Fund at 212-702-3577.

COMBINED PROXY STATEMENT AND PROSPECTUS
[ ], 2018

FOR THE REORGANIZATION OF

CITY NATIONAL ROCHDALE EMERGING MARKETS FUND,
a series of
CITY NATIONAL ROCHDALE FUNDS

400 North Roxbury Drive
Beverly Hills, California 90210
1-888-889-0799

INTO

FIERA CAPITAL EMERGING MARKETS FUND,
a series of
FIERA CAPITAL SERIES TRUST
375 Park Avenue, 8th Floor
New York, NY 10152
(212) 300-1600

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by City National Rochdale Funds (the “Trust”), an open-end investment management company established under Delaware law as a  statutory trust, on behalf of City National Rochdale Emerging Markets Fund (the “Existing Fund”), in connection with a special meeting of shareholders of the Existing Fund (the “Meeting”) to be held at [ ] Eastern Time on [ ], 2018, at the offices of City National Rochdale, LLC (“CNR”), 400 Park Avenue, New York, New York 10022. At the Meeting, shareholders of the Existing Fund will be asked to consider the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:
To approve an Amended and Restated Agreement and Plan of Reorganization (the “Plan”) among the Trust, on behalf of the Existing Fund, and Fiera Capital Series Trust (“FCST”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of FCST, CNR and Fiera Capital Inc. (“FCI”), providing for: (a) the acquisition of all of the assets of the Existing Fund by the New Fund in exchange for the New Fund’s Investor Class shares and Institutional Class shares and the New Fund’s assumption of all of the Existing Fund’s liabilities as described in the Plan; (b) the distribution of each such class of shares pro rata to the holders of the corresponding class of shares of the Existing Fund in redemption of their Existing Fund shares; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

A copy of the Plan is attached hereto as Appendix A. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Combined Proxy Statement and Prospectus, which means that they are legally considered to be a part of this Combined Proxy Statement and Prospectus:

•	the Prospectus of the Existing Fund dated February 5, 2018, filed February 5, 2018, on Form 497 (File No. 333-16093), as supplemented (the “Existing Fund’s Prospectus”);

•
the amended and restated Statement of Additional Information of the Existing Fund, filed February 13, 2018, on Form 497 (File No. 333-16093), as supplemented (the “Existing Fund’s SAI”) (together with the Existing Fund’s Prospectus, the “Existing Fund’s Prospectus and SAI”); and

•
the report of the Independent Registered Public Accounting Firm and audited financial statements of the Existing Fund in the Annual Report to shareholders of the Existing Fund for its fiscal year ended September 30, 2017, filed on Form N-CSR (File No. 811-07923) with the SEC on December 8, 2017 (the “Existing Fund’s Annual Report”).

Free copies of the Existing Fund’s documents are available upon request and without charge by writing to SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling (888) 889-0799. Free copies of these Existing Fund documents are also available at citynationalrochdalefunds.com. Because the New Fund has not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus, no Annual or Semi-Annual Report to shareholders is available. Once available, copies of this document will be provided upon request and without charge by writing to Fiera Capital Emerging Markets Fund, c/o UMB Fund Services, 235 W.  Galena Street, Milwaukee, WI 53212, or by calling (855) 771-7119.

The Existing Fund’s Prospectus or Summary Prospectus and Annual Report to Shareholders have been previously mailed to shareholders of the Existing Fund. The principal offices of the Trust and FCST are identified above. This Combined Proxy Statement and Prospectus will be first sent to Existing Fund shareholders on or about [ ], 2018.

This Combined Proxy Statement and Prospectus includes information about the New Fund that you should know before considering the Plan and proposed Reorganization, and it should be retained for future reference. Additional information contained in the SAI of the New Fund relating to this Combined Proxy Statement and Prospectus, as required by the SEC, is on file with the SEC. The New Fund’s SAI is available without charge, upon request by calling the toll-free number set forth above for the New Fund or by writing to the New Fund at the address set forth above. The New Fund’s SAI relating to this Combined Proxy Statement and Prospectus and the Reorganization, dated [ ], 2018 (File Nos. 333-215049 and 811-23220), filed with the SEC on [ ], 2018, is incorporated by reference into this Combined Proxy Statement and Prospectus.

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus, including the Plan, a form of which is attached hereto as Appendix A. This synopsis is qualified by reference to the more complete information contained herein, or incorporated by reference into this Combined Proxy Statement and Prospectus.  For more complete information, please read the Existing Fund’s Prospectus and SAI and the New Fund’s SAI.  Shareholders should read this entire Combined Proxy Statement and Prospectus carefully.

B.	Reasons for the Reorganization and Board Deliberations

The Board of Trustees of the Existing Fund (the “Existing Fund Board”) considered the Reorganization at a meeting held on November 30, 2017, and the Existing Fund Board, including a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Reorganization. In approving the Reorganization, the Existing Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Existing Fund and its shareholders; and (ii) the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

CNR, the investment adviser to the Existing Fund, recently announced that FCI has acquired certain assets (e.g., certain books and records) used by CNR in its investment advisory business solely related to the Existing Fund (the “Transaction”).  As part of the Transaction, the Existing Fund’s portfolio management team joined FCI and FCI was appointed and now serves as the sub-adviser of the Existing Fund providing day-to-day investment advice and recommendations to the Existing Fund using the same portfolio management team that had previously been with CNR.

On a longer-term basis, the Transaction also contemplates the proposed Reorganization which would allow for continuity in portfolio management as FCI would continue to provide day-to-day portfolio management services, with such services rendered to the New Fund operated and managed under FCI’s proprietary fund family, FCST.  FCI has agreed to enter into a contractual Expense Limitation Agreement with the New Fund for two years following the Reorganization, that caps the New Fund’s total expense ratio at the same annual ratio in effect for the Existing Fund at the time of closing of the Transaction.

CNR indicated to the Existing Fund Board that it believes the Reorganization would be in the best interests of the Existing Fund and its shareholders and recommended that the Existing Fund Board approve the Reorganization.  After reviewing and considering a number of factors, the Existing Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Existing Fund and its shareholders; and (ii) the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.  The Existing Fund Board also considered and approved the terms and conditions of the Plan.  For a more detailed discussion of the Existing Board’s considerations, please see the section entitled “Reasons for the Reorganization and Board Deliberations” later in this Combined Proxy Statement and Prospectus

The Existing Fund Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived (see “The Proposed Plan and Reorganization-Summary of the Proposed Reorganization”), it is anticipated that the closing of the Reorganization will occur on or about [ ], 2018, or such other date as is agreed to by the parties (the “Closing Date”), provided that the Existing Fund and the New Fund have obtained on the Closing Date an opinion of Kramer Levin Naftalis & Frankel LLP (“Kramer Levin”), legal counsel to the New Fund, concerning the tax consequences of the Reorganization as set forth in the Plan. As more fully described in the Plan, the Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Existing Fund, at any time prior to the closing by the mutual consent of the Trust and FCST and by either the Trust or FCST: (i) if the other party materially breaches certain provisions of the Plan; (ii) if certain conditions of the Plan are not met; or (iii) if a government order prohibits the closing of the Reorganization. Further, if the Reorganization has not been substantially completed by the first anniversary of the Plan, the Plan shall automatically terminate unless a later date is agreed to in writing by both the Trust and FCST.

FCI and CNR have agreed to pay all of the expenses related to the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Internal Revenue Code of 1986, as amended (the “Code”) or would prevent the Reorganization from qualifying as a tax-free reorganization under Section 368(a) of the Code.  The expenses of the Reorganization are expected to be approximately $290,000. The costs of the Reorganization include, but are not limited to, costs associated with the preparation, filing, printing, and mailing of this Combined Proxy Statement and Prospectus; legal, accounting, and other professional fees; proxy solicitation expenses; and other expenses of holding the Meeting and expenses incurred in connection with the dissolution and liquidation of the Existing Fund following the Reorganization. In addition to solicitations by mail, certain officers and agents of the Existing Fund, FCI and CNR also may solicit proxies, without special compensation, by telephone. If shareholders holding a sufficient number of shares of the Existing Fund do not approve the Reorganization, then it is expected that the Existing Fund Board may take any further action, such as re-soliciting shareholders to approve the Reorganization or liquidating the Existing Fund, as it deems to be in the best interests of the Existing Fund and its shareholders.

C.	The Proposed Plan and Reorganization

If the Existing Fund’s shareholders approve the Plan and certain closing conditions are met or waived (see “The Proposed Plan and Reorganization-Summary of the Proposed Reorganization”), the Reorganization is expected to take place as follows:

•	the Existing Fund will transfer all its assets at closing to the New Fund;

•
the New Fund will assume all of the liabilities of the Existing Fund as described in the Plan and issue Investor Class shares (corresponding to the Existing Fund’s Class N shares) and Institutional Class shares (corresponding to the Existing Fund’s Class Y shares) to the Existing Fund, which will distribute each class of the New Fund’s shares pro rata to holders of its corresponding class of shares;

•	Shareholders of the Existing Fund will become Investor Class and/or Institutional Class shareholders of the New Fund, as applicable;

•
shares of each class of the New Fund received by a shareholder of the Existing Fund in the Reorganization will have the same aggregate net asset value (“NAV”) as the shares of the corresponding class of the Existing Fund held by that shareholder immediately prior to the Reorganization; and

•	the Existing Fund will be liquidated.

D.	Comparison of the Existing Fund and the New Fund

1.	Investment Objectives

The Existing Fund and the New Fund share the same investment objective, which is to seek to provide long-term capital appreciation. The Existing Fund Board may change the investment objective of the Existing Fund without shareholder approval. The Board of Trustees of the New Fund (the “New Fund Board”) also may change the investment objective of the New Fund without the New Fund’s shareholders’ approval.

2.	Principal Investment Strategies

The Existing Fund and the New Fund have principal investment strategies that are identical in all material respects. Below is a description of the principal investment strategies of both Funds.

Existing Fund

Under normal market conditions, the Existing Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies that are operating principally in emerging market countries. The Existing Fund considers a company to be operating principally in an emerging market if (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) the security is included in the MSCI Emerging Markets Index. The Existing Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy, or it is not included in the MSCI World Index, which measures the equity market performance of developed markets.

Under normal market conditions, the Existing Fund intends to invest in a number of emerging market countries. While the Existing Fund may invest its assets in companies from any emerging market country, it expects to focus its investments in Asia. The Existing Fund does not limit its investments to certain countries or industries. The Existing Fund may invest a large percentage of its assets in just a few sectors, just a few regions or just a few emerging market countries, such as China and India. For example, as of September 30, 2017, significant portions of the Existing Fund’s assets were invested in the information technology and consumer discretionary sectors. The Existing Fund is non-diversified which means that it may invest a greater amount of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. The Existing Fund may invest up to 20% of its assets in cash or its investment equivalent.

The Existing Fund’s investments in equity securities consist primarily of common stock, preferred stock and warrants. The Existing Fund’s foreign investments consist primarily of foreign local shares, which are denominated in local currencies. The Existing Fund may invest up to 20% of its assets in Chinese A Shares through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a program between the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between Mainland China and Hong Kong. The Existing Fund also invests in participatory notes, which are debt obligations that are issued or backed by banks and broker-dealers and are designed to replicate equity market exposure in certain markets where direct investment is difficult due to local investment restrictions. The Existing Fund may invest in securities of companies of any capitalization size. Certain companies, although small by U.S. standards, might rank among the largest in their respective countries by market capitalization.

In selecting the Existing Fund’s investments, FCI employs a proprietary macro analytical process focused on identifying long-term growth opportunities. FCI seeks to identify and capitalize on investment themes in foreign emerging markets. To select specific companies, FCI first performs a financial factor analysis to identify potential companies from a large universe, followed by more specific fundamental analysis to identify individual companies that FCI believes meet its investment objectives. FCI seeks to invest in companies with consumer driven demand, above average revenue and earnings growth potential that it believes are well managed, have a unique or improving market position and possess competitive advantages. FCI assesses the relationship between its estimate of a company’s sustainable growth and earnings prospects and its stock price to determine which companies qualify for investment. FCI utilizes multiple valuation metrics to establish price targets.

The Existing Fund may continue to own a security as long as the dividend or interest yields satisfy the Existing Fund’s objectives, the credit quality meets FCI’s fundamental criteria and FCI believes valuation is attractive and industry trends remain favorable. FCI may determine to sell a security under several circumstances, including but not limited to when its target value is realized, when the company’s earnings deteriorate, when more attractive investment alternatives are identified, or when it wishes to raise cash.

To the extent that the Existing Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission. The Mauritius Subsidiary was formed to allow the Existing Fund’s investment in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

New Fund

FCI seeks to achieve the New Fund’s investment objective by investing in a portfolio of emerging market equities. The New Fund may invest in issuers with market capitalizations of any size.

Under normal circumstances, the New Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, participatory notes, preferred stocks and warrants) of companies operating principally in emerging market countries. The New Fund considers a company to be operating principally in an emerging market if: (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) the security is included in the MSCI Emerging Markets Index. The New Fund considers a country to be an emerging market country if: (x) it has been determined by an international organization, such as the World Bank, to have a low to middle income economy; (y) it is not included in the MSCI World Index, which measures the equity market performance of developed markets; or (z) it is represented in the MSCI Emerging Markets Index.  The New Fund may also gain exposure to such companies through investment in depositary receipts. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.

The New Fund may invest up to 20% of its assets in Chinese A Shares through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a program between the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between Mainland China and Hong Kong. The New Fund also invests in participatory notes, which are debt obligations that are issued or backed by banks and broker-dealers and are designed to replicate equity market exposure in certain markets where direct investment is difficult due to local investment restrictions.

In the Reorganization, the Existing Fund will transfer to the New Fund ownership of the Mauritius Subsidiary. The Mauritius Subsidiary is registered as a Foreign Portfolio Investor (FPI) in India and makes investments in Indian securities. Taking ownership of the Mauritius Subsidiary is considered by FCI to be the most efficient approach from a commercial, operational and regulatory standpoint for transferring the beneficial ownership of the Indian securities from the Existing Fund to the New Fund. The New Fund’s future investments in India are currently expected to continue to be made by the Mauritius Subsidiary.

The New Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. From time to time, the New Fund may focus its investments in certain countries or geographic areas, including Asia. The New Fund may invest a large percentage of its assets in just a few sectors, just a few regions or just a few emerging market countries, such as China and India. Given the current portfolio of the Existing Fund (as of the date of this Combined Proxy Statement and Prospectus), it is presently anticipated that significant portions of the New Fund’s assets will be invested in the information technology and consumer discretionary sectors. The New Fund is non-diversified which means that it may invest a greater amount of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. The New Fund may invest up to 20% of its assets in cash or its investment equivalent.

In selecting the New Fund’s investments, FCI first employs a proprietary macro analytical process focused on long-term growth opportunities in emerging market countries through identifying attractive investment themes in emerging markets. Then, in selecting specific companies, FCI uses quantitative and fundamental analysis to identify individual companies that FCI believes meet the New Fund’s investment objective. Specifically, FCI seeks to invest in companies that are believed to be well managed, with consumer driven demand, above average revenue and earnings growth potential, have a unique or improving market position and possess competitive advantages.

FCI may determine to sell a security under several circumstances, such as when its target value is realized, when the company’s earnings deteriorate, when more attractive investment alternatives are identified, or when it wishes to raise cash.

3.	Investment Advisory Services

CNR, located at City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210, serves as the investment adviser to the Existing Fund.  CNR, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).  CNR is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. CNR had approximately $35.6 billion in assets under management as of October 31, 2017, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of October 31, 2017, CNB and its affiliates had approximately $62.2 billion in assets under administration, which includes approximately $46.4 billion in assets under management. CNB is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

FCI, located at 375 Park Avenue, 8th Floor, New York, NY 10152, is the sub-adviser to the Existing Fund and will be the investment adviser to the New Fund. FCI, a Delaware corporation, is registered as an investment adviser under the Advisers Act. FCI was founded in 1972, and is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation, a publicly-traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN).  FCI or affiliates of FCI may serve as investment advisers, sub-advisers or general partners to other registered and private investment companies.  As of September 30, 2017, FCI had approximately $23 billion in assets under management. If the Reorganization is approved, FCI will be the investment adviser of the New Fund under an investment advisory agreement with the New Fund (the “New Advisory Agreement”).

The Existing Fund currently pays a 1.00% management fee to CNR.  The New Fund will be subject to the identical management fee rate.  All other terms of the New Advisory Agreement are substantially similar to the terms of the Existing Fund’s management agreement. It is expected that the New Fund will be managed by the portfolio manager who has managed the Existing Fund since its inception.  FCI currently acts as sub-adviser to the Existing Fund pursuant to a sub-advisory agreement between CNR and FCI with respect to the Existing Fund dated as of December 1, 2017 (the “Sub-Advisory Agreement”).

4.	Distribution Services

The Existing Fund’s principal underwriter and distributor is SEI Investments Distribution Co. (the “SEI”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.  Foreside Fund Services, LLC (“Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, will be the New Fund’s distributor and will serve as the principal underwriter, the exclusive agent for the distribution of the New Fund’s shares. As with SEI, the Distributor may sell the New Fund’s shares to or through qualified securities dealers or other approved entities. It is expected that the distribution services provided to the New Fund by the Distributor will be substantially similar to the services SEI provides the Existing Fund.

5.	Purchase and Redemption Procedures

The Existing Fund’s and the New Fund’s purchase and redemption procedures are identical in all material respects. Purchases and sales (redemptions) of shares of both the Existing Fund and the New Fund are made at the NAV per share next determined after receipt of a purchase or redemption order by the Fund or its authorized agent.

The Existing Fund and the New Fund do not have any minimum purchase or minimum shareholder account balance requirements.

E.	Federal Income Tax Consequences of the Proposed Reorganization

The Existing Fund and the New Fund will have received on the closing date of the Reorganization an opinion of Kramer Levin Naftalis & Frankel LLP, legal counsel to the New Fund, to the effect that Kramer Levin believes that if the proposed Reorganization is carried out as proposed (i) it will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) no gain or loss will be recognized by the Existing Fund upon (A) the transfer of assets to the New Fund solely in exchange for shares of the New Fund and the assumption by the New Fund of liabilities of the Existing Fund in the Reorganization, and (B) the distribution of the shares of the New Fund by the Existing Fund in the Reorganization, (iii) the New Fund will not recognize gain or loss upon receipt of the assets of the Existing Fund solely in exchange for the shares of the New Fund and the assumption by the New Fund of all liabilities and obligations of the Existing Fund in the Reorganization, (iv) the New Fund’s tax basis in the assets of the Existing Fund transferred to the New Fund in the Reorganization will be the same as the Existing Fund’s tax basis in such assets immediately prior to the transfer, (v) the New Fund’s holding periods for the assets received from the Existing Fund in the Reorganization will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Existing Fund, (vi) shareholders of the Existing Fund will not recognize gain or loss upon their receipt of shares of the New Fund in exchange for shares of the Existing Fund, (vii) the aggregate tax basis of the shares of the New Fund received by each shareholder of the Existing Fund will be the same as the aggregate tax basis of the shares of the Existing Fund exchanged therefor, (viii) the holding period of each shareholder of the Existing Fund for the shares of the New Fund received in the Reorganization will include the period during which the shares of the Existing Fund exchanged therefor were held, provided the latter shares were held as capital assets by the shareholder on the date of the exchange, (ix) the New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Section 381 of the Code and the Treasury regulations thereunder and any existing limitations specified in Sections 382, 383 and 384 of the Code and the Treasury regulations thereunder, and (x) the consummation of the Reorganization will not terminate the taxable year of the Existing Fund.

II.	PRINCIPAL RISK FACTORS

A discussion regarding principal risks of investing in the Existing Fund and the New Fund is set forth below. Because the New Fund will be managed by FCI, currently the sub-adviser to the Existing Fund, using the same investment objective and principal investment strategies that are identical in all material respects to those of the Existing Fund, and because, if the Reorganization of the Existing Fund is completed as proposed, the New Fund will obtain the portfolio of the Existing Fund, it is anticipated that the Existing Fund’s and the New Fund’s principal risks will be identical in all material respects.

As with any mutual fund investment, there is a risk that you could lose money by investing in either Fund. The success of the New Fund’s investment strategy depends largely upon FCI’s skill in selecting securities for purchase and sale by the New Fund and there is no assurance that the New Fund will achieve its investment objective. Because of the investment techniques FCI uses, the Fund is designed for investors who are investing for the long-term (three to five years). Neither Fund is intended to be a complete investment program.

Existing Fund	New Fund

Market Risk.  The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Fund invests are affected by the economy. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. In the past decade, financial markets around the world have experienced unprecedented volatility, depressed valuations, decreased liquidity and heightened uncertainty, and these market conditions may continue, recur, worsen or spread.

Market Risk.  Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise.  The value of Fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund.  Accordingly, an investment in the Fund could lose money over short or long periods.  The market values of the investments the Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these investments, among other factors.

Existing Fund	New Fund

Market Risk of Equity Securities.  By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase a predetermined number of shares of common stock at a fixed price. The risks of investments in warrants include the lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised.

Issuer Risk.  An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Preferred Stock Risk.  Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

Small- and Medium-Capitalization (Mid-Cap) Companies – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Small- and Mid-Cap Company Securities Risk.  Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. If the Fund takes significant positions in small- or mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Existing Fund	New Fund

Investment in China.  In addition to the risks associated with investing in foreign securities generally, including those associated with investing in emerging markets, investing in China presents additional risks. These additional risks include, among others, the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers; market volatility caused by any potential regional territorial conflicts or natural disasters; and the risk of increased trade tariffs, embargoes and other trade limitations.

The economy in China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries, and investing in the securities of China issuers may be subject to the greater risk of loss than investments in securities of issuers in developed markets. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lost money and/or be re-nationalized.

There is substantial government intervention in the Chinese economy, including restrictions on investment in companies or industries deemed sensitive to national interests. Governments and regulators also intervene from time to time in the financial markets, such as by imposing trading restrictions, or suspending short sales of certain stocks. Such market intervention may also have a negative impact on market sentiment.

Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

China Investment Risk.  In addition to the risks associated with investing in foreign securities generally, including those associated with investing in emerging markets, investing in China presents additional risks. These additional risks include, among others, the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers; market volatility caused by any potential regional territorial conflicts or natural disasters; and the risk of increased trade tariffs, embargoes and other trade limitations.

The economy in China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries, and investing in the securities of China issuers may be subject to greater risk of loss than investments in securities of issuers in developed markets. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

There is substantial government intervention in the Chinese economy, including restrictions on investment in companies or industries deemed sensitive to national interests. Governments and regulators also intervene from time to time in the financial markets, such as by imposing trading restrictions, or suspending short sales of certain stocks. Such market intervention may also have a negative impact on market sentiment.

Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

Existing Fund	New Fund

China is dominated by the one-party rule of the Communist Party. Investments in China are subject to risks associated with greater governmental control over and involvement in the economy. China manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. China also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to China relatively illiquid, particularly in connection with redemption requests. In addition, the government of China exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in China have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have afflicted China in the past, and the region’s economy may be affected by such environmental events in the future. The Fund’s investment in China is, therefore, subject to the risk of such events. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to the Fund’s investments in China.

China is dominated by the one-party rule of the Communist Party. Investments in China are subject to risks associated with greater governmental control over and involvement in the economy. China manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. China also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to China relatively illiquid, particularly in connection with redemption requests. In addition, the government of China exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in China have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have afflicted China in the past, and the region’s economy may be affected by such environmental events in the future. The Fund’s investment in China is, therefore, subject to the risk of such events. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to the Fund’s investments in China.

Investment in India.  There are special risks associated with investments in Indian issuers, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market prices of such securities. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

India Investment Risk.  There are special risks associated with investments in Indian issuers, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market prices of such securities. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Existing Fund	New Fund
See “Investment in China,” and “Investment in India.”
Geographic Focus Risk.  The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests, including Asia. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. The risks described under “Emerging Markets Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.

Asia Pacific Investment Risk.  A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in areas with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Markets Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.

Existing Fund	New Fund

Foreign Securities. Investments in securities of foreign issuers tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, and are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investment in foreign securities.

Foreign Securities Risk.  Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Existing Fund	New Fund

Depositary Receipts Risk.  Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of ADRs. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Foreign Currency. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Foreign Currency Risk.  The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Emerging Markets Securities.  Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include: less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property; less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud; inadequate, limited and untimely financial reporting as accounting standards and auditing requirements may not correspond with standards generally accepted in the international capital markets; less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks; less developed local banking infrastructure creating an inability to channel domestic savings to companies in need of finance which can therefore experience difficulty in obtaining working capital; risk of government seizure of assets; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; fraudulent activities of management; smaller, more volatile and less liquid securities markets; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices; less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries; trade embargoes, sanctions and other restrictions may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted. Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Emerging Market Securities Risk.  Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Existing Fund	New Fund

Investment Style.  The Fund’s sub-adviser primarily uses a growth style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Investment Style. The Adviser primarily uses a growth style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Management. The Fund’s performance depends on the sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.
Active Management Risk.  The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that will achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Sector Exposure.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus may be more susceptible to negative events affecting those sectors. For example, as of September 30, 2017, significant portions of the Fund’s assets were invested in the information technology and consumer discretionary sectors. Performance of companies in the information technology sector may be adversely affected by many factors, including, among others, the supply and demand for specific products and services, the pace of technological development and government regulation. The success of consumer product manufacturers, real-estate and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Sector Risk.  At times, the Fund may have a significant  portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Given the current portfolio of the Existing Fund (as of the date of this Combined Proxy Statement and Prospectus), it is presently anticipated that significant portions of the New Fund’s assets will be invested in the information technology and consumer discretionary sectors. Performance of companies in the information technology sector may be adversely affected by many factors, including, among others, the supply and demand for specific products and services, the pace of technological development and government regulation. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Existing Fund	New Fund

Investment through Mauritius Subsidiary.  The Fund currently invests indirectly in securities of Indian companies through the Mauritius Subsidiary, an entity formed in the Republic of Mauritius that is also managed by the Adviser. The Mauritius Subsidiary will seek to maintain residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities. The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty. The Mauritius Subsidiary has received a Tax Residence Certificate from the Mauritius Revenue Authority.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. The Fund can take advantage of this zero tax rate through its investments through the Mauritius Subsidiary. The Indian tax rate on short-term capital gains is currently 15% (plus applicable surcharge at 2% up to income of INR (Indian rupee) 100,000,000 and 5% if income exceeds INR 100,000,000 and cess (i.e., levy) at 3% on base tax rate and surcharge). Effective April 1, 2017, due to the amendment of the Double Taxation Avoidance Treaty between India and Mauritius, the benefit of the zero tax rate in India on short-term capital gains available to residents of Mauritius has been discontinued for acquisitions made on or after April 1, 2017. Subject to a motive and bona fide business test, short-term capital gains on acquisitions made on or after April 1, 2017, will be taxable at 7.50% (plus applicable surcharge at 2% up to income of INR 100,000,000 and 5% if income exceeds INR 100,000,000 and cess at 3% on the base tax rate and surcharge) until March 31, 2019, and thereafter at 15% (plus applicable surcharge at 2% up to income of INR 100,000,000 and 5% if income exceeds INR 100,000,000 and cess (i.e., levy) at 3% on the base tax rate and surcharge). Acquisitions made prior to April 1, 2017, will still receive the benefit of the zero tax rate on short term capital gains.

Risk of Investment Through Mauritius Subsidiary.  Like the Existing Fund, the New Fund’s Indian investments are currently expected to be made by the Mauritius Subsidiary that will also be managed by the Adviser.

There currently is an income tax treaty between Mauritius and India. The Supreme Court of India has upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities. The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty. The Mauritius Subsidiary has received a tax residence certificate from the Mauritius Revenue Authority. However, if either the laws change, or the New Fund or Mauritius Subsidiary do not comply with requirements, the benefits of the tax treaty between Mauritius and India may not be available.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. Effective April 1, 2017, due to the amendment of the income tax treaty between India and Mauritius, the benefit of the zero tax rate in India on short-term capital gains available to residents of Mauritius has been discontinued for acquisitions made on or after April 1, 2017.

Existing Fund	New Fund

For U.S. federal income tax purposes, the income, assets and activities of the Mauritius Subsidiary have been treated as those of the Fund. Investments made by the Fund in the Mauritius Subsidiary and distributions by the Mauritius Subsidiary to the Fund have been disregarded as the Mauritius Subsidiary has not been treated as an entity separate from the Fund for those purposes. Correspondingly, investments made by the Mauritius Subsidiary in Indian securities have been treated for those purposes as investments by the Fund, and dividends and distributions received by the Mauritius Subsidiary on these investments have been treated as having been received by the Fund.

It was discovered that the Mauritius Subsidiary inadvertently failed to file IRS Form 8832 to elect disregarded entity status. The Mauritius Subsidiary has recently received private letter ruling relief from the IRS to permit the Mauritius Subsidiary to make a late entity classification election as a disregarded entity, effective as of the date of formation of the Mauritius Subsidiary (the “PLR”).  The Mauritius Subsidiary has made the late entity classification election, effective as of such date and intends to comply with all other requirements and conditions of the PLR.

Further, India has introduced the General Anti Avoidance Rule (GAAR), effective 1 April 2017. Under GAAR, the Indian tax authorities can potentially deny tax treaty benefits to the Mauritius Subsidiary alleging that the main purpose of investments by the Mauritius Subsidiary is to obtain treaty benefits and the subsidiary does not have commercial substance in Mauritius.

There could be double taxation if either the laws change or the New Fund or Mauritius Subsidiary do not comply with requirements, or the Indian tax authorities deny treaty benefits to the Mauritius Subsidiary under GAAR provisions.

For U.S. federal income tax purposes, the income, assets and activities of the Mauritius Subsidiary have been treated as those of the Existing Fund. Investments made by the Existing Fund in the Mauritius Subsidiary and distributions by the Mauritius Subsidiary to the Existing Fund have been disregarded as the Mauritius Subsidiary has not been treated as an entity separate from the Existing Fund for those purposes. Correspondingly, investments made by the Mauritius Subsidiary in Indian securities have been treated for those purposes as investments by the Existing Fund, and dividends and distributions received by the Mauritius Subsidiary on these investments have been treated as having been received by the Existing Fund.

It was discovered that the Mauritius Subsidiary inadvertently failed to file IRS Form 8832 to elect disregarded entity status. The Mauritius Subsidiary has recently received private letter ruling relief from the IRS to permit the Mauritius Subsidiary to make a late entity classification election as a disregarded entity, effective as of the date of formation of the Mauritius Subsidiary (the “PLR”).  The Mauritius Subsidiary has made the late entity classification election, effective as of such date and intends to comply with all other requirements and conditions of the PLR.

Non-Diversification.  The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting any of those issuers than diversified funds and may experience increased volatility.

Non-Diversified Fund Risk.  The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Existing Fund	New Fund

Liquidity.  Securities of issuers in emerging market countries may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investment when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices the valuation process will depend on the evaluation of factors such as last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Liquidity Risk.  Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other, liquid or more liquid, investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.

Participatory Notes.  Participatory notes are unsecured and unsubordinated debt securities designed to replicate exposure to underlying referenced equity investments and are sold by a bank or broker-dealer in markets where the Fund is restricted from directly purchasing equity securities. Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Participatory Note Risk.  Participatory notes are unsecured and unsubordinated debt securities designed to replicate exposure to underlying referenced equity investments and are sold by a bank or broker-dealer in markets where the Fund is restricted from directly purchasing equity securities. Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Existing Fund	New Fund

Underlying Funds. To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.
The New Fund has an identical risk factor, though it is not considered a principal risk of the New Fund.

Investing through Stock Connect. The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Stock Connect program. Investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Investments in Stock Connect Securities are subject to liquidity risk. If a transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

China Stock Connect Risk.  The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Stock Connect program. Investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Investments in Stock Connect Securities are subject to liquidity risk. If a transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

Existing Fund	New Fund

Redemptions. The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Redemptions Risk. The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Defensive Investments. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

Defensive Investments Risk. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to what the Adviser believes are adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of money market funds or (ii) holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the Adviser may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

III.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Existing Fund and the New Fund (each referred to as a “Fund” as appropriate). The expenses for the Existing Fund are based on expenses incurred by the Existing Fund during its most recently completed fiscal year ended September 30, 2017 and thus are a restatement of the expenses shown in the Existing Fund’s Prospectus, to reflect current fees and expenses. Only pro forma information has been presented for the combined New Fund giving effect to the Reorganization based on pro forma net assets as of September 30, 2017 because it will not commence operations until the Reorganization is completed.  The fees and expenses for the New Fund have been estimated using the New Fund's proposed fees and estimated expenses assuming the Reorganization occurred on September 30, 2017.

FEES AND EXPENSES

	Existing Fund Class N	Pro Forma: New Fund Investor Class	Existing Fund Class Y	Pro Forma: New Fund Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses(1)
Shareholder Servicing Fee	0.25%	0.25%	0.25%	0.25%
Other Fund Expenses	0.11%	0.11%	0.11%	0.11%
Total Other Expenses	0.36%	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.62%	1.62%	1.37%	1.37%

(1)	“Other Expenses” are based on actual Other Expenses incurred by the Existing Fund for its fiscal year ended September 30, 2017.

B.	Example

This example will help you compare the cost of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the specified fund for the periods indicated and then redeem all of your shares at the end of those periods. With respect to the New Fund, the example assumes that the Reorganization has been completed as contemplated. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Existing Fund	New Fund	Existing Fund	New Fund
	Class N	Investor Class	Class Y	Institutional Class
1 Year	$165	$165	$139	$139
3 Years	$511	$511	$434	$434
5 Years	$881	$881	$750	$750
10 Years	$1,922	$1,922	$1,646	$1,646

IV.	THE PROPOSED PLAN AND REORGANIZATION

The Plan sets forth the terms by which the Existing Fund will be reorganized into the New Fund. The form of Plan is attached as Appendix A, and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following is a summary of certain key information concerning the proposed Plan and Reorganization.

A.	Summary of the Proposed Reorganization

The Plan provides that upon the transfer of all of the assets of the Existing Fund to the New Fund on the Closing Date, the New Fund will assume all of the liabilities of the Existing Fund as described in the Plan and issue to the Existing Fund that number of full and fractional Investor Class and Institutional Class shares having an aggregate NAV equal in value to the aggregate NAV of the Existing Fund’s Class N and Class Y shares, respectively, calculated as of the last business day preceding the Closing Date (the “Valuation Date”). The Existing Fund will then distribute the shares of each class of shares it receives from the New Fund to holders of its corresponding class of shares of the Existing Fund in proportion to their holdings of such shares in the Existing Fund, in redemption of those shares and in liquidation of the Existing Fund, as of the Valuation Date.

Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of full and fractional Investor Class and/or Institutional Class shares of the New Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s corresponding Existing Fund shares as of the Valuation Date. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

Until the Valuation Date, shareholders of the Existing Fund will continue to be able to redeem their shares as stated in the Existing Fund’s prospectus. Redemption and purchase requests received by the Existing Fund or its authorized agents after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the New Fund. After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

The Reorganization is subject to a number of conditions, as more fully set forth in the Plan, including, without limitation:

•
that, generally, FCST, on behalf of the New Fund, shall have entered into such agreements and adopted such plans necessary for the New Fund’s operation as an open-end management investment company consistent with the terms of this Combined Proxy Statement and Prospectus;

•	Existing Fund shareholder approval;

•
that no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Plan or the transactions contemplated thereby;

•
the receipt of a legal opinion from Kramer Levin Naftalis & Frankel LLP, counsel to the New Fund, addressed to the Existing Fund and the New Fund. The opinion from Kramer Levin will address certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and assumes the parties’ performance in all material respects of their respective agreements and undertakings in the Plan; and

•	the receipt by the Existing Fund and the New Fund of certain additional opinions of counsel.

In addition, the Reorganization is subject to the condition that the Mauritius Subsidiary and the Existing Fund shall have complied with all requirements and conditions of the PLR.

Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be on or about [ ], 2018, or such other date as is agreed to by the parties.

The Plan may not be changed except by a written agreement signed by each party to the Plan.

B.	Description of the New Fund Shares

The New Fund shares issued to the Existing Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The New Fund shares may be sold and redeemed based upon the NAV of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund’s prospectus.

C.	Reasons for the Reorganization Considered by the Existing Fund Board

The Existing Fund Board, including a majority of the Independent Trustees, has determined that the proposed Reorganization is in the best interests of the Existing Fund’s shareholders and has concluded that the interests of the Existing Fund’s shareholders will not be diluted as a result of the proposed Reorganization.  The Existing Fund Board has also considered and approved the terms and conditions of the Plan.  The following sets forth in greater detail the steps taken by the Board in arriving at these conclusions.

At a telephonic meeting of the Existing Fund Board held on November 8, 2017, CNR informed the members of the Existing Fund Board (each a “Trustee,” and together, the “Trustees”) that CNR had signed a letter of intent with FCI whereby certain assets (e.g., certain books and records) used by CNR in its investment advisory business related solely to the Existing Fund would be purchased by FCI.  In connection with such purchase, CNR reported to the Trustees that the Existing Fund’s portfolio management team would move to FCI.  The Existing Fund Board was also informed that as part of the Transaction, it was proposed that FCI serve as sub-adviser to the Existing Fund and the Existing Fund later reorganize into the New Fund.  The Existing Fund Board took several initial steps upon learning of the proposed Reorganization, including preparing, with the assistance of Existing Fund and Independent Trustee counsel, a due diligence request to be completed by the New Fund and FCI.

At an in-person meeting of the Existing Fund Board held on November 30, 2017, the Existing Fund Board considered the proposed Reorganization and the proposal to appoint FCI as sub-adviser to the Existing Fund.  The Existing Fund Board conducted certain reviews with the assistance of the Existing Fund’s Chief Compliance Officer and Existing Fund and Independent Trustee counsel.  The reviews covered the New Fund, FCI and the service providers that were proposed to provide services to the New Fund after the Reorganization.  FCI made a presentation to the Existing Fund Board regarding its asset management business, the compliance and risk management framework of FCI and the New Fund, the proposed distribution arrangements and strategies, service providers and the expense structure for the New Fund.  After making a presentation on the merits of the proposed Reorganization, CNR recommended that the Existing Fund Board approve the Reorganization.  The Trustees, along with Existing Fund and Independent Trustee counsel, reviewed, among other things, the Combined Proxy Statement and Prospectus and the terms and conditions of the original Agreement and Plan of Reorganization and Sub-Advisory Agreement.

During their deliberations, the Trustees, with the advice and assistance of counsel, reviewed and considered, among other things:

•	that the New Fund and the Existing Fund have the same investment objective and principal investment strategies and risks that are identical in all material respects;

•
that FCI, the sub-adviser to the Existing Fund, would serve as the investment adviser to the New Fund, and it is expected that the New Fund will be managed by Anindya Chatterjee, the portfolio manager who has managed the Existing Fund since its inception, providing continuity of portfolio management;

•	that the investment advisory fee and total expenses of the New Fund are expected to be the same as those of the Existing Fund;

•
that FCI has agreed to enter into a contractual expense limitation agreement with the New Fund for two years following the Reorganization that caps the New Fund’s total expense ratio at the same annual ratio in effect for the Existing Fund at the closing of the Transaction;

•	the capabilities, practices and resources of FCI and the other service providers to the New Fund;

•	the compliance programs of FCI and the New Fund and the qualifications and experience of the chief compliance officers of FCI and the New Fund;

•
FCI’s distribution capabilities, the prospects for future growth of the New Fund and that the shareholders of the Existing Fund may benefit from economies of scale depending on the future growth of the New Fund;

•
that the range and quality of services that the shareholders of the Existing Fund would receive as shareholders of the New Fund are expected to generally be comparable to the range and quality of services that such shareholders currently receive;

•	the terms and conditions of the original Agreement and Plan of Reorganization;

•	that the proposed Reorganization is expected to be tax-free for U.S. federal income tax purposes for the Existing Fund and its shareholders; and

•	that FCI and CNR, not the Existing Fund or the New Fund, would pay all costs associated with the Reorganization.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors.

After consideration of the foregoing and other factors, the Trustees unanimously determined that the Reorganization was in the best interests of the Existing Fund and its shareholders, and that the interests of the shareholders of the Existing Fund would not be diluted as a result of the Reorganization.  The Trustees also considered and unanimously approved the terms and conditions of the original Agreement and Plan of Reorganization and the appointment of FCI as sub-adviser to the Existing Fund.

At an in-person meeting of the Existing Fund Board held on February 22, 2018, the Existing Fund Board unanimously approved the Plan.  Prior to approving the Plan, the Existing Fund Board, with the advice and assistance of Existing Fund and Independent Trustee counsel, reviewed and considered the terms and conditions of the Plan, including the changes from the original Agreement and Plan of Reorganization.

D.	Federal Income Tax Consequences

The Reorganization is intended to be a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code for U.S. federal income tax purposes. Kramer Levin Naftalis and Frankel LLP, counsel to the New Fund, has been asked to deliver to the New Fund and the Existing Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, for U.S. federal income tax purposes:

•
The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
Under Sections 361 and 357 of the Code, the Existing Fund will not recognize gain or loss upon (i) the transfer of all its assets to the New Fund solely in exchange for New Fund shares and the assumption by the New Fund of liabilities of the Existing Fund in the Reorganization and (ii) the distribution of the New Fund shares by the Existing Fund to its shareholders in the Reorganization;

•
Under Section 1032 of the Code, the New Fund will not recognize gain or loss upon receipt of the assets of the Existing Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all liabilities and obligations of the Existing Fund in the Reorganization;

•
Under Section 362(b) of the Code, the New Fund’s tax basis in the assets of the Existing Fund transferred to the New Fund in the Reorganization will be the same as the Existing Fund’s tax basis in such assets immediately prior to the transfer;

•
Under Section 1223(2) of the Code, the New Fund’s holding periods for the assets received from the Existing Fund in the Reorganization will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Existing Fund;

•
Under Section 354 of the Code, the Existing Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Existing Fund for the New Fund shares in the Reorganization;

•
Under Section 358 of the Code, the aggregate tax basis of New Fund shares received by each shareholder of the Existing Fund in the Reorganization will be the same as the aggregate tax basis of the Existing Fund’s shares exchanged therefor;

•
Under Section 1223(1) of the Code, each Existing Fund shareholder’s holding period for the New Fund shares received in the Reorganization will include the shareholder’s holding period for the Existing Fund shares exchanged therefor, provided the shareholder held such Existing Fund shares as capital assets on the date of the exchange;

•
The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Section 381 of the Code and the Treasury regulations thereunder and any existing limitations specified in Sections 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

•
The Reorganization will not terminate the taxable year of the Existing Fund. The part of the taxable year of the Existing Fund before the Closing Date and the part of the taxable year of the New Fund after the Closing Date will constitute a single taxable year of the New Fund.

Although the Existing Fund is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for its shareholders. Additionally, neither the Existing Fund nor the New Fund has sought, and neither will seek, a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the U.S. federal income tax consequences of the Reorganization. The Kramer Levin opinion will be based on certain factual certifications made by officers of the Trust and FCST and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a “reorganization” under Section 368(a) of the Code, a shareholder of the Existing Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Existing Fund shares and the fair market value of the shares of the New Fund he or she received in the Reorganization.

The New Fund will succeed to the tax attributes, including capital loss carryovers, of the Existing Fund in the Reorganization. The ability of the New Fund to carry forward capital losses of the Existing Fund and use such losses to offset future gains will not be limited as a direct result of the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders of the Existing Fund, the Existing Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution will generally be taxable to shareholders as ordinary income or capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

E.	Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in certain significant rights of shareholders of the Existing Fund versus those rights of shareholders of the New Fund.

Governing Law. The Existing Fund is organized as a non-diversified separate series of the Trust. The New Fund is organized as a non-diversified separate series of FCST. The Trust and FCST are both organized as Delaware statutory trusts (collectively referred to as the “Trusts”). The Existing Fund and the New Fund are authorized to issue an unlimited number of shares of beneficial interest. The operations of the Existing Fund and the New Fund are each governed by their respective trust instruments (“Declarations of Trust”) and By-Laws (together with the Declarations of Trust, the “Governing Documents”) and applicable state law.

Term of Trustees; Removal of Trustees. FCST’s Declaration of Trust generally provides that the Trustees shall serve for a term of unlimited duration, subject to their resignation, death, retirement, or removal. The Trust’s Declaration of Trust generally provides that the Trustees shall serve for a term of ten years. Any Trustee of FCST or the Trust may be removed at any time by the action of a majority of the remaining Trustees or by vote of shareholders owning at least two-thirds of the outstanding shares of FCST or the Trust, as applicable.

Trustee Liability and Indemnification. Delaware law does not include an express provision limiting the liability of the trustees of a Delaware statutory trust. Both Trusts’ Declarations of Trust generally, however, provide that no Trustee shall be subject to any liability for any action or failure to act in connection with the assets or affairs of a series of FCST or the Trust, as applicable. Neither Declaration of Trust protects Trustees from any liability that they may incur as a result of their bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Both Trusts are required to indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or Trustees absent bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties.

Shareholder Meetings. Under Delaware law and the Declarations of Trust, neither the Trust nor FCST is required to hold annual meetings of shareholders. The Trust’s Governing Documents provide that the Existing Fund Board may call meetings of the shareholders from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed by the Existing Fund Board to be necessary or desirable. The Trust’s Governing Documents also generally provide that the Existing Fund Board shall call a meeting of the shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the shares of the Trust then outstanding. FCST’s By-Laws provide that meetings of shareholders shall be held whenever a vote of such shareholders is required by the Declaration of Trust and at such other times as the Trustees may determine to be necessary, appropriate or advisable.  FCST’s By-Laws also state that meetings of shareholders to consider any matter as to which a vote of shareholders is required by the 1940 Act, or is permitted to be requested by shareholders pursuant to the 1940 Act and as to which the Trustees have not called a meeting of shareholders shall be called by the secretary upon the written request of the holders of shares entitled to cast not less than 10% of all the votes then entitled to be cast on such matter at a meeting of Shareholders. Under the Governing Documents of the Trust, shareholders must be given not less than seven days’ notice of any shareholder meeting. The Trust’s Governing Documents state that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments. FCST’s By-Laws state that the holders of shares representing forty percent (40%) of the shares entitled to vote on a matter, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business as to such matter.

Shareholders of series of FCST and Trust have the right to vote only (i) for the election or removal of Trustees, and (ii) with respect to such additional matters relating to the Trust as may be required by FCST’s or the Trust’s Declaration of Trust, by FCST’s By-Laws, the 1940 Act or by any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

Shareholder Liability. Under Delaware law, shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights.

The Governing Documents of FCST provide that any shareholder or former shareholder of the respective Trust shall not be held to be personally liable for any obligation or liability of the trust solely by reason of being or having been a shareholder, and, the Governing Documents of the Trust and FCST require the Trust and FCST to indemnify their respective shareholders and former shareholders against all losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the trust and not because of his or her acts or omissions or for some other reason from the assets of the series of which he or she was a shareholder.

Series Liability. The Existing Fund is one of many series of the Trust, and the New Fund is one of a number of series of FCST.

Delaware law provides for the ability to limit liabilities of a series such that creditors of one series only have recourse against the assets of that series and not those of other series in the trust. This ability under Delaware law to limit the liability of a series is subject to certain specified conditions including that the trust must maintain separate and distinct records for each series, and each series’ assets must be held and accounted separately from other series and the statutory trust generally. In addition, governing documents under Delaware law must make appropriate references to the limitation of inter-series liability. The Trust’s and FCST’s Declaration of Trust states that any all persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look, and shall be required by contract to look exclusively, to the assets of that particular series for payment of such credit, claim or contract.

Board of Trustees. Each of the Trust and FCST is a series trust with a board of trustees. The composition of the Existing Fund Board is different from that of the New Fund Board, both in terms of membership and size. The Trust’s Governing Documents provide that the number of trustees serving on the Existing Fund Board shall be set by the Board; currently, the Existing Fund Board has set the number of trustees at six. FCST’s Declaration of Trust provides that the number of trustees serving on the New Fund Board shall be set by the New Fund Board, provided that in no event shall there be less than one or more than fifteen trustees; currently, the New Fund Board has set the number of trustees at four.

For more information on governance matters, refer to the Existing Fund’s SAI for the Existing Fund and the [ ], 2018 SAI for the New Fund, each of which is incorporated by reference into this Combined Proxy Statement and Prospectus.

F.	Capitalization

The following table shows the capitalization of the Existing Fund and the New Fund and the pro forma combined capitalization of the New Fund on an unaudited basis as of March 1, 2018, as if the Reorganization had occurred on that date:

	Existing Fund	New Fund*	New Fund Pro Forma Combined
Net Assets – Class N of Existing Fund	$231,792,808.52	$0.0	$0.0
Shares outstanding – Class N	4,407,035.715	0.0	0.0
NAV per Class N share	$52.60	$0.0	$0.0
Net Assets – Class Y of Existing Fund	$1,545,275,230.66	$0.0	$0.0
Shares outstanding – Class Y	29,297,091.893	0.0	0.0
NAV per Class Y share	$52.75	$0.0	$0.0
Net Assets – Investor Class (corresponding to Class N of Existing Fund)	$0.0	$0.0	$231,792,808.52
Shares outstanding – Investor Class	0.0	0.0	4,407,035.715
NAV per Investor Class share	$0.0	$0.0	$52.60
Net Assets – Institutional Class (corresponding to Class Y of Existing Fund)	$0.0	$0.0	$1,545,275,230.66
Shares outstanding – Institutional Class	0.0	0.0	29,297,091.893
NAV per Institutional Class share	$0.0	$0.0	$52.75

* Prior to the proposed Reorganization, the New Fund is not expected to have any assets.

It is impossible to predict how many shares of the New Fund will actually be received and distributed by the Existing Fund on the Closing Date.  The table should not be relied upon to determine the amount of New Fund shares that will actually be received and distributed.

V.	INFORMATION ABOUT THE EXISTING FUND AND THE NEW FUND

A.	Investment Objective

Existing Fund

The Existing Fund seeks to achieve long-term capital appreciation. The Existing Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

New Fund

The New Fund likewise seeks to achieve long-term capital appreciation. The New Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

B.	Fees and Expenses

Existing Fund

For its services, the Existing Fund pays CNR a monthly management fee computed at the annual rate of 1.00% of the Existing Fund’s average annual net assets under the terms of an investment advisory agreement with CNR.

For more information on this and other fees and expenses of the Existing Fund, please see the discussion under “Comparison Fee Tables and Examples.” See also the discussion of the Existing Fund’s fees and expenses in the Existing Fund’s Prospectus and SAI.

New Fund

Under an investment advisory agreement, the New Fund will pay FCI a monthly management fee computed at the annual rate of 1.00% of the average annual net assets of the New Fund.

For more information on this and other fees and expenses of the New Fund, please see the discussion under “Comparison Fee Tables and Examples.”

C.	Performance and Portfolio Turnover

The New Fund is a newly-organized series of FCST that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. If the Reorganization is approved by shareholders of the Existing Fund, the New Fund will assume the performance history of the Existing Fund, which is presented below. The bar chart and table that follow provide some indication of the risks of investing in the New Fund by showing changes in the Existing Fund’s performance from year to year and by showing how the Existing Fund’s average annual total returns for one year and since inception periods compared with those of a broad-based securities market index.

Existing Fund

The Existing Fund’s predecessor, the Rochdale Emerging Markets Portfolio (the “Rochdale Fund”), commenced operations on December 14, 2011, as a series of Rochdale Investment Trust, a Delaware statutory trust. The Existing Fund commenced operations on March 29, 2013, and offered shares for public sale on April 1, 2013, after the reorganization of the Rochdale Fund into the Existing Fund.  The performance results prior to March 29, 2013 are those of the Rochdale Fund.

How the Existing Fund has performed in the past (before and after taxes) is not necessarily an indication of how the New Fund will perform in the future.

The returns presented in the table below reflect the performance of the Existing Fund’s Class N shares (which correspond to the New Fund’s Investor Class shares) and Class Y shares (which correspond to the New Fund’s Institutional Class shares).

This bar chart shows the performance of the Existing Fund’s Class N shares (the oldest class of the Existing Fund) based on a calendar year.  Except for differences in returns resulting from differences in expense and sales charges (as applicable), the Existing Fund’s Class Y shares would have similar returns because the shares are invested in the same portfolio of securities.  Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

Annual Total Return Years Ended December 31

Quarterly Returns During This Period

Best Quarter 14.78% Q1 2017	Worst Quarter -13.90% Q3 2015

This table shows the average annual total returns of the Existing Fund’s Class N shares and Class Y shares for the periods ended December 31, 2017. The table also shows how the Existing Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Existing Fund.

Average Annual Total Returns (for the periods ended December 31, 2017)	One Year	Five Year	Since Inception
Class N(1)			(12/14/2011)
Return Before Taxes	43.29%	11.63%	14.29%
Return After Taxes on Distributions	40.93%	11.25%	13.96%
Return After Taxes on Distributions and Sale of Fund Shares	26.10%	9.27%	11.63%
Class Y			(6/1/2016)
Return Before Taxes	43.61%	-	26.90%
MSCI Emerging Markets Net Total Return Index (Reflects no deduction for fees, expenses or taxes)	37.28%	4.35%	6.54%
MSCI Emerging Markets Asia Net Total Return Index (Reflects no deduction for fees, expenses or taxes)	42.83%	7.91%	9.96%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Rochdale Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

During the Existing Fund’s most recent fiscal year, its portfolio turnover rate was 24% of the average value of its portfolio.

For a discussion of the Existing Fund’s performance during the fiscal year ended September 30, 2017, please see the Existing Fund’s Annual Report.

New Fund

This section would normally include a bar chart and a table showing how the New Fund has performed and how its performance has varied from year to year. Because the New Fund has not commenced operations prior to the date of this Combined Proxy Statement and Prospectus, the bar chart and table are not shown.

Because the New Fund and the Existing Fund will have, among other things, the same investment objective and principal investment strategies that are identical in all material respects, the performance history of the Existing Fund is expected to carry over to the New Fund.

The New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when New Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, will reduce the New Fund’s performance. The New Fund is a new series of FCST and therefore it does not yet have a portfolio turnover rate; however, the New Fund expects to engage in trading of portfolio securities at levels similar to the Existing Fund.

D.	Investment Adviser and Portfolio Managers

Existing Fund

CNR is the investment adviser and FCI is the sub-adviser to the Existing Fund. For more information regarding CNR and FCI and a discussion of the services they provide to the Existing Fund, see the Existing Fund’s Prospectus and SAI. The portfolio manager for the Existing Fund is Anindya Chatterjee, who is responsible for the day-to-day management of the Existing Fund’s portfolio.

Mr. Chatterjee joined FCI on December 1, 2017.  Prior to joining FCI, Mr. Chatterjee was a Senior Portfolio Manager at CNR.  Mr. Chatterjee joined CNR’s predecessor, Rochdale Investment Management (“Rochdale”), in 2011 as a Senior Portfolio Manager. Prior to joining Rochdale, Mr. Chatterjee was President at IIFL, Inc. a financial services company, beginning in 2009, where he worked with U.S. institutional investors and was responsible for the research sales of IIFL. From 2006 until 2008, Mr. Chatterjee served as a Managing Director and Head of Emerging Markets Asia Research at Jefferies & Company. Mr. Chatterjee also served as Chief Strategy Officer of American Oriental Bioengineering in 2008. Mr. Chatterjee earned his Master of Arts in Economics and Finance from Tulane University. He also holds an MA in Economics from University of Delhi and an MS in Electronic Commerce from Claremont Graduate University.

The Existing Fund’s SAI provides additional information about Mr. Chatterjee’s compensation, other accounts managed by Mr. Chatterjee (including related conflicts of interest) and Mr. Chatterjee’s ownership of Existing Fund shares.

A discussion of the factors that the Existing Fund Board considered in approving the Existing Fund’s advisory agreement are included in the Existing Fund’s Annual Report.

New Fund

As further described below, FCI, located at 375 Park Avenue, 8th Floor, New York, NY 10152, has been the sub-adviser to the Existing Fund and will be the investment adviser to the New Fund and will have responsibility for the management of the New Fund’s affairs. FCI, a Delaware corporation, is registered as an investment adviser under the Investment Advisers Act of 1940. FCI was founded in 1972, and is wholly owned by Fiera US Holding Inc., a U.S.-holding company which in turn is wholly-owned by Fiera Capital Corporation, a publicly-traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN).  FCI or affiliates of FCI may serve as investment advisers, sub-advisers or general partners to other registered and private investment companies.  As of September 30, 2017, the Adviser had approximately $23 billion in assets under management.

FCI, as investment adviser to the New Fund, will provide the New Fund with a continuous program of investing its assets and determining the composition of its portfolio.

It is expected that the New Fund will be managed by Mr. Chatterjee, who has managed the Existing Fund since its inception.  For a discussion of Mr. Chatterjee’s experience and qualifications, see above.

A discussion of the factors considered by the New Fund Board in its approval of the New Fund’s investment advisory contract with FCI, including the Board’s conclusions with respect thereto, will be available in the first report to shareholders.

Additional information about the portfolio manager’s compensation and other accounts managed by him is available in the New Fund’s SAI, dated [ ], 2018.

E.	How the Fund Values its Shares

Existing Fund

For a discussion of how the Existing Fund’s shares are valued, see the Existing Fund’s Prospectus.

New Fund

The NAV of the New Fund’s Shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business (the “Valuation Time”).  To calculate NAV, the New Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding.  The NAV of various classes of the New Fund may vary because of the different expenses that may be charged against shares of different classes of the New Fund, including transfer agency and 12b-1 fees.

Shares are bought at the public offering price per share next determined after a request has been received in proper form.  Shares held by you are sold at the NAV per share next determined after a request has been received in proper form.  A request is in proper form if the New Fund’s transfer agent has all of the information and documentation it deems necessary to effect your order.  Any request received in proper form before the Valuation Time will be processed the same business day.  Any request received in proper form after the Valuation Time will be processed the next business day.

The New Fund’s securities are valued at current market prices.  Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges.  Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the New Fund’s NAV; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value.  Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by FCI, pursuant to policies adopted by the New Fund Board and under the supervision of the New Fund Board.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  FCI monitors the reasonableness of valuations provided by the pricing service.  Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of FCI, the bid price of a debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, FCI may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time.  Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.  On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the New Fund calculates its NAV but after the close of the primary markets or exchanges on which foreign securities are traded.  These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities).  When such an event materially affects the values of securities held by the New Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the New Fund Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the New Fund’s NAV if FCI’s judgments regarding appropriate valuations should prove incorrect. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used.

F.	Distribution Plan

Existing Fund

For a discussion of the Existing Fund’s distribution plan, see the Existing Fund’s Prospectus.  The Existing Fund’s Class N shares (corresponding to the New Fund’s Investor Class shares) are subject to 12b-1 fees of 0.25% pursuant to a Rule 12b-1 plan under the 1940 Act while the Existing Fund’s Class Y shares (corresponding to the New Fund’s Institutional Class shares) are not subject to any 12b-1 fees.

New Fund

FCST has adopted a Plan of Distribution (the “12b-1 Plan”) with respect to Investor Class shares of the New Fund pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.  Because these fees are paid, on an ongoing basis, out of the New Fund’s assets attributable to the Investor Class shares, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.  Institutional Class shares of the New Fund are not subject to the 12b-1 Plan and thus do not pay a 12b-1 fee.

See “Comparison Fee Tables and Expenses” for more information.

G.	Shareholder Servicing Agreements

Both the Existing Fund’s and the New Fund’s shares are subject to shareholder servicing fees of 0.25%.  Similar to the Existing Fund, the New Fund is subject to a shareholder service agreement under which the New Fund would pay fees for non-distribution services provided to shareholders of each class of the New Fund. Because these fees are paid out of the New Funds’ assets, over time these fees will increase the cost of your investment.  These fees may be paid to FCI, its affiliates or CNR or its affiliates who will arrange for, or be responsible for, the provision of shareholder services, or the New Fund may contract directly with third party service providers to provide services to shareholders.  See “Comparison Fee Tables and Expenses” for more information.

H.	Purchase of Fund Shares

Existing Fund

For a discussion of the Existing Fund’s shares, including how the shares may be purchased, see the Existing Fund’s Prospectus.

New Fund

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the shares of the New Fund is equal to the NAV plus any applicable sales load. Eligible shareholders may purchase or redeem New Fund shares on any business day by written request via mail (Fiera Capital Emerging Markets Fund, c/o UMB Fund Services, 235 W.  Galena Street, Milwaukee, WI 53212), by wire transfer, by telephone at (855) 771-7119, or through a financial intermediary.  Investors who wish to purchase or redeem Fund Shares through a financial intermediary should contact the financial intermediary directly. The New Fund reserves the right to reject any specific purchase order for any reason. Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.

Choosing a Share Class

Each share class of the New Fund has its own investment eligibility criteria, cost structure and other features.  You may not be eligible for every share class.  Your financial intermediary may not offer or otherwise make available all share classes of the New Fund.  Also, each investor’s personal situation is different and you may wish to discuss with your financial intermediary which share classes are available to you and which share class is appropriate for you.

The New Fund currently offers Investor Class shares and Institutional Class shares.  As a result of the Reorganization, holders of the Existing Fund’s Class N shares will receive the New Fund’s corresponding Investor Class shares and holders of the Existing Fund’s Class Y shares will receive the New Fund’s corresponding Institutional Class shares. Each class of shares offers a distinct structure of distribution fees, and other features that are designed to address a variety of needs.  Distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you and service fees compensate financial intermediaries for maintaining and servicing the shares they hold in your account.  Depending on which share class you choose, you may pay these charges at potentially different levels over time in the form of ongoing fees.

Whether the ultimate cost is higher for one class over another depends on the amount you invest and how long you hold your shares.  The differential between classes also will vary depending on the actual investment return for any given investment period.  You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility and class-specific features.  Please consult with a financial advisor who can help you with your investment decisions.

Investor Class shares are offered for investment through authorized securities brokers and other financial intermediaries. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the New Fund’s behalf. The New Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the New Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee in proper form.

Institutional Class shares are offered to investors that fall into one or more of the following categories: (1) other mutual funds, endowments, foundations, bank trust departments or trust companies; (2) retirement plans (such as 401(a), 401(k) or 457 plans); (3) registered investment advisers investing on behalf of certain clients in exchange for an advisory, management or consulting fee; (4) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (5) clients of FCI.  Institutional Class shares may also be offered for investments by personnel of FCI and its affiliates, and members of their immediate families, and as may be determined by the New Fund Board.

Investment professionals who offer shares typically require the payment of fees from their individual clients.  If you invest through a third party, their policies and fees are in addition to those described herein.  For example, third parties may charge transaction or asset-based fees, or set different minimum investment amounts.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for shares.  These requests are at the NAV next determined after the intermediary receives the request in proper form.  These intermediaries are responsible for transmitting requests and delivering funds on a timely basis.  If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an institution, you will have to follow their procedures for transacting with the New Fund.  For more information about how to purchase or sell New Fund shares through a financial intermediary or an institution, you should contact them directly.  Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and institutions.

The New Fund reserves the right to reject any specific purchase order for any reason.  The New Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations.

Minimum Investments

Similar to the Existing Fund, there are no minimum purchase or minimum shareholder account balance requirements for either Investor Class or Institutional Class shares of the New Fund; however, you will have to comply with any purchase and account balance minimums of your financial intermediary, if any.  The New Fund may change its policy with respect to minimum investment amounts at any time. The New Fund retains the right to refuse to accept an order.

Share Transactions

Eligible shareholders may purchase additional shares or redeem shares by contacting any broker or investment professional authorized by the New Fund to sell shares, by contacting the New Fund at Fiera Capital Emerging Markets Fund C/O UMB Fund Services, 235 W.  Galena St., Milwaukee, WI 53212 or by telephoning (855) 771-7119.  Brokers may charge transaction fees for the purchase or sale of the New Fund’s shares, depending on your arrangement with the broker.

Customer Identification Program

To comply with the USA PATRIOT Act of 2001 and the New Fund’s Anti-Money Laundering Program, you are required to provide certain information to the New Fund when you purchase shares.  As a result, the New Fund’s transfer agent, UMB Fund Services, Inc.  (the “Transfer Agent”), is required to verify certain information on your account application.  As requested on the application, you must supply:

•	Full name;

•	Date of birth (for individuals);

•	Permanent street address (not a post office box, although you may still use a post office box as your mailing address); and

•	Social Security number, taxpayer identification number, or other identifying number.

After an account is opened, the New Fund may restrict your ability to purchase additional shares until your identity is verified.  The New Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail

For initial purchases by eligible investors, the account application, which accompanies the New Fund’s prospectus, should be completed, signed and mailed, together with your check payable to the New Fund at the following address:

By Regular Mail: Fiera Capital P.O. Box 2175 Milwaukee, WI 53233	By Overnight or Express Mail: Fiera Capital C/O UMB Fund Services 235 W. Galena St. Milwaukee, WI 53212

For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s), the account number and social security number(s).

The New Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with such services, or receipt at a Transfer Agent post office box, of purchase orders does not constitute receipt by the Transfer Agent of the New Fund.

All checks must be in U.S. dollars drawn on a domestic bank.  The New Fund will not accept payment in cash or money orders.  To prevent check fraud, the New Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The New Fund is also unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

NOTE: Transfer Agent will charge your account a $20 fee for any payment returned.  In addition, you will be responsible for any losses suffered by the Fund as a result.

Investing by Wire

If you are making an initial investment in the New Fund by wire transfer, please contact the New Fund by phone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you were given.  Your initial purchase will be placed as of the date the funds are received, provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.

For subsequent investments by wire, please contact the Transfer Agent at (855) 771-7119 prior to sending your wire.  This will alert the New Fund to your intention and will ensure proper credit when your wire is received.  Instruct your bank to wire transfer your investment to:

Bank: UMB Bank, NA ABA # 101000695
Credit: Fiera Capital
Account # 9872191250
Further Credit: Fiera Capital Emerging Markets Fund
(Shareholder Name, Shareholder Account #)

NOTE: Transfer Agent will charge your account a $20 fee for any wire payment.

Investing by Telephone

If you have completed the Telephone Options section of the New Account Application, eligible shareholders may purchase additional shares of the New Fund by telephoning shareholder services toll-free at (855) 771-7119.  This option allows you to move money from your bank account to the New Fund account upon request.  Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Shares will be purchased in your account at the appropriate price determined on the day of your order, as long as your order is received prior to 4:00 p.m.  Eastern time.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  If your payment is rejected by your bank, the Transfer Agent will charge your account a $20 fee.

General

The New Fund reserves the right in its sole discretion to withdraw all or any part of the offering of any class of shares when, in the judgment of the New Fund’s management, such withdrawal is in the best interest of the New Fund.  An order to purchase shares is not binding on, and may be rejected by, the New Fund until it has been confirmed in writing by the New Fund and payment has been received.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received.  Your written request to sell shares is in proper form if the following information is included:

•	The name of the New Fund and class of shares;

•	The dollar amount or number of shares being redeemed;

•	The account registration number;

•	Instructions on where to send the proceeds; and

•	The signature of all registered shareholders (including when a signature guarantee is necessary).

I.	How to Redeem Shares

Existing Fund

For a discussion of how the Existing Fund’s shares may be redeemed, see the Existing Fund’s Prospectus.

New Fund

You may redeem shares of the New Fund at any time and in any amount by contacting any broker or investment professional authorized by the New Fund to sell shares or by contacting the New Fund by mail or telephone.  For your protection, the Transfer Agent, will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form.  The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.  The New Fund’s procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper form.  The New Fund will typically pay out redemption proceeds on the business day after the redemption order was received in proper form, unless the redemption order was received after market close, in which case the Fund will typically pay out redemption proceeds on the second business day after the redemption order was received in proper form.  Depending on the method of payment (ACH, wire, check) you will generally receive redemption proceeds within seven days after the transfer agent receives your redemption request in proper form.  The New Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency.  In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.  In order to meet redemption requests, the New Fund may sell portfolio assets, use cash or cash equivalents held by the New Fund, access a line of credit or, under certain circumstances described further below, make payment for a redemption with securities (“in kind”).

If you sell shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the New Fund in a timely fashion.  Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the New Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days.  Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the New Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming shares and to eliminate the need for backup withholding.

By Mail.  To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

By Regular Mail: Fiera Capital P.O. Box 2175 Milwaukee, WI 53233	By Overnight or Express Mail: Fiera Capital C/O UMB Fund Services 235 W. Galena St. Milwaukee, WI 53212

Certain written requests to redeem shares may require medallion signature guarantees.  For example, medallion signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address.  Medallion signature guarantees are used to help protect you and the New Fund.  You can obtain a medallion signature guarantee from most banks or securities dealers, but not from a Notary Public.  Please call the New Fund at (855) 771-7119 to learn if a medallion signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.  There is no charge to shareholders for redemptions by mail.

The New Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with such services, or receipt at a Transfer Agent post office box, of a redemption request does not constitute receipt by the Transfer Agent of the New Fund.

By Telephone.  Eligible shareholders may redeem shares by telephone if they requested this service on the initial account application.  If you request this service at a later date, you must send a written request along with a signature guarantee to the New Fund.  Once your telephone authorization is in effect, you may redeem shares by calling the New Fund at (855) 771-7119.  There is no charge for establishing this service.  The Transfer Agent may change the charge for this service at any time without prior notice.  If it should become difficult to reach the New Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the New Fund at the overnight or express mail address above.

Neither the New Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the New Fund will use reasonable procedures, such as requesting that you correctly state:

•	Your New Fund Account number;

•	The name in which your account is registered;

•	The social security or tax identification number under which the account is registered; and

•	The address of the account holder, as stated in the account application.

By Wire.  If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the New Fund.  Be sure to include your name, New Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Redemptions In Kind

The New Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the New Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the New Fund’s shares that could adversely impact the New Fund’s operations.  A redemption in kind will consist of securities equal in market value to the shares being redeemed.  When you convert these securities to obtain cash, you will pay brokerage charges and may realize taxable capital gains.

Exchanging Fund Shares

You may not exchange your shares of the New Fund for shares of another class of shares of the New Fund or for shares of another fund managed by FCI.

Signature Guarantees

To help protect you and the New Fund from fraud, medallion signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.  Medallion signature guarantees may be required for certain other reasons.  For example, a medallion signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, medallion signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed.  The New Fund may waive these requirements in certain instances.

An original medallion signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions.  Notarization is not an acceptable substitute.  The Transfer Agent has adopted standards and procedures pursuant to which medallion signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, upon 60 days’ notice, the New Fund may redeem shares in your account if it has a value of less than the required minimum investment, if such minimum is adopted.  The New Fund will not close your account if it falls below the required minimum solely because of a market decline.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the New Fund’s portfolio by FCI, increase portfolio transaction costs, and have a negative effect on the New Fund’s long term shareholders.  For example, in order to handle large flows of cash into and out of the New Fund, FCI may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the New Fund’s investment objective.  Frequent trading may cause the New Fund to sell securities at less favorable prices.  Transaction costs, such as brokerage commissions and market spreads, can detract from the New Fund’s performance.

Funds (such as this New Fund) that may invest in foreign securities may be at a greater risk for excessive trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the New Fund based on events occurring after the close of a foreign market that may not be reflected in the New Fund’s NAV (referred to as “price arbitrage”).  In addition, if the New Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences.  To the extent that the New Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the New Fund, which negatively impacts long-term shareholders.  Although the New Fund has adopted fair valuation policies and procedures intended to reduce the New Fund’s exposure to price arbitrage and other potential pricing inefficiencies, there remains potential for short-term arbitrage trades to dilute the value of New Fund shares.

Because of the potential harm to the New Fund and its long-term shareholders, the New Fund Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques.  Under these policies and procedures, the New Fund may limit additional purchases of New Fund shares by shareholders who are believed by the New Fund to be engaged in these abusive trading activities.  The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of New Fund shares.  For this reason, the New Fund Board has not adopted any specific restrictions on purchases and sales of New Fund shares, but the New Fund reserves the right to reject any purchase of New Fund shares with or without prior notice to the account holder.  In cases where surveillance of a particular account establishes what the New Fund identifies as market timing, the New Fund will seek to block future purchases of New Fund shares by that account.  Where surveillance of a particular account indicates activity that the New Fund believes could be either abusive or for legitimate purposes, the New Fund may permit the account holder to justify the activity.  The policies and procedures are sought to be applied uniformly to all shareholders and the New Fund seeks not to accommodate market timers.

The New Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the New Fund Board reserves the right to modify these or adopt additional policies and restrictions in the future.  Shareholders should be aware, however, that any surveillance techniques currently employed by the New Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts.  As noted above, if the New Fund is unable to detect and deter trading abuses, the New Fund’s performance, and its long-term shareholders, may be harmed.  In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of New Fund Shares, even when the trading is not for abusive purposes.

How to Transfer Shares

Transfer of shares to another owner requires a written request to the New Fund.  If you wish to transfer shares to another owner, please call the New Fund at (855) 771-7119 for instructions.

Shareholder Communications

The New Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary.  Investors may request that the New Fund send these documents to each shareholder individually by calling the New Fund at (855) 771-7119.

General

The New Fund will not be responsible for any losses from unauthorized transactions (such as purchases or sales) if it follows reasonable security procedures designed to verify the identity of the investor.  You should verify the accuracy of your confirmation statements immediately after you receive them.

Abandoned Property

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

J.	Other Information

Existing Fund

For a discussion of other investment considerations with respect to the Existing Fund, see the Existing Fund’s Prospectus.

New Fund

Shares of the New Fund may fall in value and there is the risk that you could lose money by investing in the New Fund. There is no assurance that the New Fund will achieve its objective. An investment in the New Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The New Fund’s SAI contains further details about particular types of investment strategies and hedging techniques that may be utilized by FCI in managing the Fund, as well as the risks associated with those strategies and techniques.

Additional Risk Factors

Adverse changes in overall market prices and the prices of investments held by the New Fund can occur at any time and there is no assurance that the New Fund will achieve its investment objective.  When you redeem your New Fund shares, they may be worth more or less than what you paid for them.  The New Fund is subject to certain risk factors in addition to the principal risks described earlier, including:

Disaster, Business Continuity and Cyber-Security Risk.  The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the New Fund’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the New Fund’s ability to conduct business and on the New Fund’s results of operations and financial condition, particularly if those events affect its computer-based data processing, transmission, storage, and retrieval systems or destroy data.  If a significant number of FCI’s employees were unavailable in the event of a disaster, the New Fund’s ability to effectively conduct business could be severely compromised.

FCI relies upon secure information technology systems for data processing, storage and reporting.  Despite careful security and controls design, implementation and updating, FCI’s information technology systems could become subject to cyber-attacks.  Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on the New Fund.

Cyber-security failures or breaches by FCI and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which the New Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the New Fund’s NAV calculations, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the New Fund has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the New Fund cannot control the cyber-security plans and systems put in place by its service providers and issuers in which the New Fund invests.  The New Fund could be negatively impacted as a result.

The New Fund is dependent on its and third parties’ communications and information systems.  Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the New Fund’s activities.  The New Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control and adversely affect the New Fund’s business.

Holding Other Kinds of Investments

The New Fund may hold investments that are not part of its principal investment strategies.  These investments and their risks are described below and/or in the SAI.  The New Fund may choose not to invest in certain securities described in its Prospectus and in the SAI, although it has the ability to do so.  Information on the New Fund’s holdings can be found in the New Fund’s shareholder reports.

Transactions in Derivatives

Unlike the Existing Fund, the New Fund, not as part of its principal investment strategies, is authorized to invest in derivatives.  Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s (S&P) 500® Index).  The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Derivatives involve special risks and may result in losses or may limit the New Fund’s potential gain from favorable market movements.  Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the New Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly.  The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the New Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account.  Other risks arise from the New Fund’s potential inability to terminate or to sell derivative positions.  A liquid secondary market may not always exist for the New Fund’s derivative positions at times when the New Fund might wish to terminate or to sell such positions.  Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations.  The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index.  The New Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all.  U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market.  These changes could restrict and/or impose significant costs or other burdens upon the New Fund’s participation in derivatives transactions.

Investing in Money Market Funds

The New Fund may invest cash in, or hold as collateral for certain investments, shares of registered money market funds.  These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The New Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the New Fund may invest.

Understanding Annual Fund Operating Expenses

The New Fund is newly registered and the annual operating expenses, as presented in the Comparison Fee Tables & Examples, generally are based on estimates of expenses, may vary by share class and are expressed as a percentage (expense ratio) of the New Fund’s average net assets.  The expense ratios reflect the New Fund’s fee arrangements as of the date of this registration statement.  The Fund’s assets will fluctuate, but unless indicated otherwise in the Comparison Fee Tables & Examples, no adjustments will be made to the expense ratios to reflect any differences in the New Fund’s average net assets during the fiscal year or a later date.  In general, the New Fund’s expense ratios will increase as its net assets decrease, such that the New Fund’s actual expense ratios may be higher than the expense ratios presented in the Comparison Fee Tables & Examples if assets fall.  Any commitment by the Adviser and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the New Fund’s expense ratios that would otherwise result because of a decrease in the New Fund’s assets in the current fiscal year.  Unless the Expense Limitation Agreement is extended, the current expense cap will expire after two years. The New Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses.  Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

K.	Dividends, Distributions and Taxes

Existing Fund

For a discussion of dividends, distributions and taxes with respect to the Existing Fund, see the Existing Fund’s Prospectus.

New Fund

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared and paid annually.  The New Fund intends to distribute annually any net capital gains.  Dividends and distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash.  There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV.  Shareholders will be subject to tax on all dividends and distributions to the same extent whether paid to them in cash or reinvested in shares.

Taxes

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the New Fund and its shareholders.  The discussion reflects applicable tax laws of the United States as of the date of the New Fund’s Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.  No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the New Fund and its shareholders (including shareholders owning large positions in the New Fund), and the discussion set forth herein does not constitute tax advice.

The New Fund intends to qualify and be treated as a regulated investment company under Subchapter M of the Code.  To qualify as a regulated investment company, the New Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  If the New Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income it distributes to shareholders.  The New Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement.  The New Fund will not be subject to U.S. federal income tax on any net capital gain distributed to shareholders.

Distributions of the New Fund’s investment company taxable income are taxable to shareholders as dividends to the extent of the New Fund’s earnings and profits.  Distributions made out of qualified dividend income, if any, received by the New Fund are taxable to non-corporate shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its shares.  Distributions of the New Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the New Fund have been held by such shareholders.  Distributions are taxable, as described above, whether received in cash or reinvested in the New Fund.  The New Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The New Fund may be required to withhold federal income tax (backup withholding) at the rate of 24% on all taxable distributions payable to non-corporate shareholders.  This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the New Fund with its correct taxpayer identification number or the IRS notifies the New Fund that the taxpayer identification number furnished by the shareholder is incorrect, (ii) the IRS notifies the New Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.  Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Investors are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund.

For more information regarding the U.S. tax treatment of an investment in the New Fund, please refer to the SAI dated [ ], 2018, which is on file with the SEC and is incorporated by reference into the New Fund’s Prospectus.

L.	Financial Highlights

Existing Fund

The financial highlights for the Existing Fund are attached hereto as Appendix B.

New Fund

Financial information is not available because the New Fund has not commenced operations as of the date of this Combined Proxy Statement and Prospectus. The Institutional Class shares (corresponding to the Existing Fund’s Class Y shares) and Investor Class shares (corresponding to the Existing Fund’s Class N shares) of the New Fund will be the successor to the accounting and performance information of the corresponding class of shares of the Existing Fund after consummation of the Reorganization.  As a result, the Existing Fund will be the accounting and performance survivor of the Reorganization. The initial fiscal year of the New Fund ends September 30, 2018. Once the financial highlights for the New Fund become available, you may request a copy of this information by calling the New Fund at (855) 771-7119.

M.	Distribution Arrangements

Existing Fund

SEI is the distributor of the Existing Fund. For a discussion of the Existing Fund’s distribution arrangements, see the Existing Fund’s Prospectus.

New Fund

After the Reorganization, the Distributor will serve as the New Fund’s principal underwriter and the exclusive agent for the distribution of the New Fund’s shares.

The New Fund’s SAI has more detailed information about the Distributor and other service providers to the New Fund.

N.	Investment Policies

The Existing Fund is subject to certain fundamental and non-fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of a fund’s outstanding voting securities (as such term is defined in the 1940 Act); non-fundamental investment policies can be changed by a fund’s board without a vote of shareholders.

The New Fund has adopted the same fundamental and non-fundamental investment policies as the Existing Fund. See the SAI of each of the Existing Fund and the New Fund (both of which are filed with the SEC and are incorporated herein by reference) for more information on each fund’s investment policies.

O.	Payments to Broker-Dealers and Other Financial Intermediaries

Existing Fund

For a discussion of payments to broker-dealers and other financial intermediaries applicable to the Existing Fund, see the Existing Fund’s Prospectus.

New Fund

If you purchase New Fund shares through a broker-dealer or other financial intermediary (such as a bank), the New Fund and its related companies — including FCI or the Distributor may pay the intermediary for the sale of New Fund Shares and related services.

In addition, the New Fund has certain arrangements in place to compensate financial intermediaries, including FCI or its affiliates, that hold New Fund shares through networked, omnibus and other accounts, for services that they provide to New Fund shareholders (Shareholder Services) or for arranging the provision of Shareholder Services.  See “Shareholder Servicing Agreements” above. Shareholder Services and related fees may vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service/handling of account inquiries, and are not intended to include services that are primarily intended to result in the sale of New Fund shares. Payments for Shareholder Services are not expected to exceed 0.25% of the average aggregate value of each of class of the New Fund’s shares. Generally, the New Fund or the Adviser (or its affiliates) pays the intermediary a per account fee or a percentage of the average aggregate value of shares per annum maintained in client accounts. Fee amounts for Shareholder Services in excess of the amount paid by the New Fund are borne by FCI and/or its affiliates.

These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the New Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

FCI (or its affiliates), in its discretion and from its own resources, may pay brokers, financial intermediaries or other recipients additional compensation based on the aggregate value of shares of the New Fund held by customers of any registered securities dealer or financial institution.  In return for the additional compensation, the New Fund may receive certain marketing advantages including access to such securities dealer’s or financial institution’s registered representatives, placement on a list of investment options offered by such registered securities dealer or financial institution, or the ability to assist in training and educating the registered securities dealer’s or financial institution’s representatives.  The additional compensation may differ among registered securities dealers and financial institutions in amount.  The receipt of additional compensation by a registered securities dealer or financial institution may create potential conflicts of interest between an investor and its financial advisor who is recommending the New Fund over other potential investments.

VI.	VOTING INFORMATION

The Existing Fund Board has fixed the close of business on February 28, 2018 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Currently, approximately 92% of the Existing Fund’s shares are owned by separately managed account clients of CNR.  In most cases, CNR has proxy voting discretion with respect to Existing Fund shares held in such accounts. As recommending the Reorganization presents a conflict of interest for CNR, CNR intends to “echo vote” its clients’ shares of the Existing Fund with respect to the Reorganization in cases where CNR has proxy voting discretion. This means that CNR (i) will seek voting instructions from its separately managed account clients and (ii) will vote any Existing Fund shares held by such separately managed account clients for which it does not receive voting instructions in the same proportion as the vote of its other separately managed account clients that do provide voting instructions.  As a result, a small number of the Existing Fund’s shareholders could determine the outcome of the shareholder vote.

Required Vote for the Proposal. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Existing Fund present, in person or by proxy. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Existing Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding shares of the Existing Fund. A vote of shareholders of the New Fund is not needed to approve the Reorganization.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposal. A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless, at or prior to its use, the Existing Fund receives written notification to the contrary from any one of such persons.

You may revoke a proxy once it is given by providing written notice to the Existing Fund. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date, or by attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

The presence in person or by proxy of one third of the outstanding shares of the Existing Fund entitled to vote will constitute a quorum for the transaction of business at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of counting as a vote against the Reorganization. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Treating broker non-votes as votes against the Reorganization may have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Broker non-votes will not be voted “for” or “against” any adjournment.

Solicitation of Proxies. The Existing Fund has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation for an estimated fee of $43,000 plus out-of-pocket expenses. Pursuant to this arrangement, Broadridge has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures, but proxies may also be solicited through further mailings, by telephone, over the Internet and/or in person by representatives of the Existing Fund, certain employees of FCI or their affiliate(s), or Broadridge.  FCI and CNR will bear the costs and expenses in connection with the preparation of this Combined Proxy Statement and Prospectus and related materials, including printing and delivery costs and expenses incurred in connection with the solicitation of proxies. The estimated costs of the proxy solicitation are not expected to exceed $43,000.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Existing Fund, FCI, or Broadridge. Authorization to permit Broadridge to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Existing Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Existing Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. To vote via the internet go to the website that appears on the enclosed proxy card and follow the instructions.

Shareholders of the Existing Fund are entitled to cast one vote for each dollar of NAV (number of shares owned multiplied by NAV per share) on the Record Date, and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

Costs. FCI and CNR have agreed to bear all costs and expenses in connection with the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $290,000.

Dissenters’ Rights. If the Reorganization is approved at the Meeting, shareholders of the Existing Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Existing Fund, however, have the right to redeem their shares at NAV until the closing of the Reorganization. After the Reorganization, Existing Fund shareholders will hold shares of the New Fund, which may also be redeemed at NAV.

Share Ownership

Existing Fund

As of the Record Date, there were 33,708,042 shares of the Existing Fund outstanding.

As of the Record Date, the Trustees and officers of the Existing Fund owned less than 1% of the outstanding shares of the Existing Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, the following shareholders were considered either a control person or principal shareholder of the Existing Fund:

Name and Address of Record Owner	Percentage Ownership
CLASS N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	25.63%

CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	16.82%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	6.17%

CLASS Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	31.08%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	30.75%

Name and Address of Record Owner	Percentage Ownership
SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUND ADMINISTRATOR C/O CITY NATIONAL BANK ID 541 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	21.09%

CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	7.11%

New Fund

As of the Record Date, the New Fund did not have any outstanding shares.

Adjournments; Other Business. If the necessary quorum to transact business is not obtained at the Meeting, or if a quorum is obtained but sufficient votes to approve the Reorganization have not been received, the persons named as proxies on the enclosed proxy card may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the proposal against such an adjournment. FCI and CNR will bear the costs of any adjournment. Any adjourned meeting may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Existing Fund intends to present or knows that others will present is the proposal to approve the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies will vote the proxies in their discretion, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

VII.	LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed upon by Kramer Levin Naftalis & Frankel LLP.

VIII.	EXPERTS

The financial statements of the Existing Fund incorporated into this Combined Proxy Statement and Prospectus by reference from the Existing Fund’s Annual Report on Form N-CSR for the fiscal year ended September 30, 2017 have been audited by BBD LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Because the New Fund will not be in operation until after the Reorganization, there are currently no financial statements for the New Fund.

IX.	ADDITIONAL INFORMATION

Section 15(f) Safe Harbor

CNR and FCI have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.  First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).  The Existing Fund Board was advised that CNR and FCI were not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Existing Fund as a result of the Transaction.  Second, during the three-year period immediately following the transaction, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.  The New Fund’s Board of Trustees currently satisfies and intends to continue to satisfy this condition.

Appointment of FCI as Sub-Adviser to the Existing Fund

In addition to seeking Existing Fund shareholder approval of the Reorganization, this Combined Proxy Statement and Prospectus is being furnished to Existing Fund shareholders in lieu of a proxy statement, pursuant to the terms of an exemptive order issued by the SEC, in connection with the appointment of FCI as sub-adviser to the Existing Fund.  The exemptive order permits CNR subject to the supervision and approval of the Existing Fund Board, to employ unaffiliated sub-advisers, terminate sub-advisers, and modify sub-advisory agreements with unaffiliated sub-advisers without prior approval of the Existing Fund’s shareholders.  CNR has ultimate responsibility, subject to the review of the Existing Fund Board, to monitor and evaluate sub-advisers and recommend their hiring, termination and replacement.

Board consideration of Sub-Advisory Agreement

On November 30, 2017, the Existing Fund Board, including the Independent Trustees, unanimously approved the appointment of FCI as sub-adviser to the Existing Fund effective as of December 1, 2017.  In connection with its review of the proposed Sub-Advisory Agreement, the Existing Fund Board considered a variety of matters, including information about FCI’s organization, personnel who will provide services to the Existing Fund and FCI’s investment philosophy and investment process.  The Existing Fund Board also reviewed certain information regarding FCI’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio trade execution.  Certain information considered by the Existing Fund Board was provided in connection with the proposed Reorganization.  The Board noted that the appointment of FCI as sub-adviser would allow for continuity in portfolio management as the Existing Fund’s portfolio management team would be joining FCI in the Transaction.  The Board reviewed information regarding the sub-advisory fees proposed to be charged by FCI with respect to the Fund, and noted that it was expected that FCI would serve as sub-adviser to the Existing Fund until the Reorganization. Based on their review, including their consideration of the factors referred to above and the information provided to the Existing Fund Board in connection with the proposed Reorganization, the Existing Fund Board and the Independent Trustees concluded that the terms of the proposed Sub-Advisory Agreement, including the fees to be received by FCI, were fair and reasonable in light of the services to be rendered by FCI to the Existing Fund, and approved the Sub-Advisory Agreement.

FCI is entitled to annual fees of 1.00% of the average daily net assets of the Existing Fund.  FCI sub-advisory fees are paid by CNR and not the Existing Fund.  FCI does not act as investment adviser or sub-adviser for any mutual funds with investment objectives and strategies similar to those of the Existing Fund.

By its terms, the Sub-Advisory Agreement will continue in force for a term of two years following its effective date, unless sooner terminated, and will continue in force from year to year thereafter so long as it is specifically approved at least annually in the manner required by the 1940 Act.  The agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by CNR, the Existing Fund Board or by a vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act, on 60 days’ prior written notice to FCI.  The Sub-Advisory Agreement may also be terminated at any time by FCI on 60 days’ written notice to CNR and the Existing Fund.  The form of Sub-Advisory Agreement is attached hereto as Appendix C.

We are not asking you for a proxy with respect to, or to vote on, the Sub-Advisory Agreement.

X.	INFORMATION FILED WITH THE SEC

Documents that relate to the Existing Fund are available, without charge, by writing to SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or calling toll-free 1-888- 889-0799.

Documents that relate to the New Fund are available, without charge, by writing to Fiera Capital Emerging Markets Fund, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212, or by calling 1-855-771-7119.

The Existing Fund and the New Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information relating to the Existing Fund and the New Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Existing Fund and the New Fund can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. E39681-TBD 1. To approve an Amended and Restated Agreement and Plan of Reorganization (the “Plan”) among City National Rochdale Funds, on behalf of City National Rochdale Emerging Markets Fund (the “Existing Fund”), Fiera Capital Series Trust (“FCST”), on behalf of Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of FCST, City National Rochdale LLC and Fiera Capital Inc., providing for: (a) the acquisition of all of the assets of the Existing Fund by the New Fund in exchange for Investor Class shares and Institutional Class shares of the New Fund and the New Fund's assumption of all of the Existing Fund's liabilities as described in the Plan; (b) the distribution of each such class of shares pro rata to the holders of the corresponding class of shares of the Existing Fund in redemption of their Existing Fund shares; and (c) the liquidation and termination of the Existing Fund. Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorney shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE FOR THE PROPOSAL For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! E39682-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on [TBD]. The Notice of Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement is available at www.proxyvote.com PLEASE SIGN AND DATE ON THE REVERSE SIDE NOTICE OF A SPECIAL MEETING OF THE SHAREHOLDERS OF CITY NATIONAL ROCHDALE EMERGING MARKETS FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE CITY NATIONAL ROCHDALE EMERGING MARKETS FUND. The undersigned hereby appoints Anthony Sozio as Proxy, with the power of substitution, and hereby authorizes him to represent and to vote, as designated on the reverse side, at the Special Meeting to be held at the offices of City National Rochdale Funds, at 10:00 a.m. EST on [TBD] or any postponement or adjournment thereof. The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Combined Prospectus/Proxy Statement, each of which is incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

APPENDIX A

AMENDED AND RESTATED

AGREEMENT AND PLAN OF REORGANIZATION

THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION, dated as of March 9, 2018 (this “Agreement”), amends and restates in its entirety  the Agreement and Plan of Reorganization dated as of December 1, 2017 by and among (i) the Target Company, as defined below, on behalf of the Target Fund, as defined below, (ii) the Acquiring Company, as defined below, on behalf of the Acquiring Fund, as defined below, (iii) for purposes of paragraph 10.2, paragraph 11.2, paragraph 11.3, paragraph 11.4 and paragraph 11.5 only, City National Rochdale, LLC (“CNR”) and (iv) for purposes of paragraph 10.2 and paragraph 11.3 and as a beneficiary of paragraph 11.2, paragraph 11.4 and paragraph 11.5 only, Fiera Capital Inc. (“FCI”). Other than the Target Fund and the Acquiring Fund, no other series of either the Target Company or the Acquiring Company are parties to this Agreement.

The reorganization contemplated by this Agreement consists of (i) the transfer of all of the assets of the Target Fund in exchange for (a) Acquisition Shares (as defined in paragraph 1) and (b) the Acquiring Fund’s assumption of the Obligations (as defined in paragraph 1) of the Target Fund, and (ii) the distribution of the Acquisition Shares to Target Fund shareholders in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (collectively, the “Reorganization”).

This Agreement is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision, and the Reorganization is intended to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

In consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. DEFINITIONS.

“Acquiring Company” means the entity listed in the column entitled “Acquiring Company” on Exhibit A.

“Acquiring Fund” means the series of the Acquiring Company listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es), summary prospectus(es) and statement(s) of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquisition Shares” means the Investor Class and/or Institutional Class shares of the Acquiring Fund, as applicable, to be issued to the Target Fund in the Reorganization.

“Closing” means the time at which the transaction contemplated by paragraph 2.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Investments” means the Target Fund’s assets shown on the Schedule of Assets (as defined below) prepared by the Target Fund as of the close of business on the Valuation Date in accordance with paragraph 3.2.

“Liquidation Date” means the date on which the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.3.

“Obligations” means all of the Target Fund’s liabilities, debts, obligations and duties of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise existing at the Closing Date, including obligations of the Target Fund to indemnify, advance funds to, defend, contribute to the liability of, and/or hold harmless its current and former trustees and officers.

“Rochdale Mauritius” shall have the meaning set forth in paragraph 8.6.

“Ruling” shall have the meaning set forth in paragraph 8.6.

“Ruling Request” means the “Request for an Extension of Time under Treas. Reg. §301.9100-3 to Make Entity Classification Election under Treas. Reg. §301.7701-3,” submitted on behalf of Rochdale Mauritius and the Target Fund to the Internal Revenue Service, Associate Chief Counsel (Passthroughs and Special Industries) on January 26, 2018, by Morgan, Lewis & Bockius LLP, and all supplemental submissions made in connection therewith.

“Target Company” means the entity listed in the column entitled “Target Company” on Exhibit A.

“Target Fund” means the series of the Target Company listed in the column entitled “Target Fund” on Exhibit A.

“Target Fund Prospectus” means, collectively, the prospectus(es), summary prospectus(es) and statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

“Valuation Date” means the business day preceding the Closing Date.

2. TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)	The Acquiring Fund will assume all Obligations; and

(c)
The Acquiring Fund will issue and deliver to the Target Fund:  (i) a number of Investor Class Acquisition Shares equal to the number of Class N shares of the Target Fund outstanding immediately prior to the transactions contemplated hereby (including fractional shares, if any) with a net asset value (“NAV”) equal to the NAV of the Class N shares of the Target Fund, as computed in the manner as of the time and date set forth in paragraph 3.1; and (ii) a number of Institutional Class Acquisition Shares equal to the number of Class Y shares of the Target Fund outstanding immediately prior to the consummation of the transactions contemplated hereby (including fractional shares, if any) with a NAV equal to the NAV of the Class Y shares of the Target Fund, as computed in the manner as of the time and date set forth in paragraph 3.1.

Such transactions shall take place at the Closing.

2.2.
The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold, the rights of the Target Fund under the Target Company’s joint directors and officers coverage and errors and omissions insurance coverage (the “D&O/E&O Policy”) and under the indemnification agreements between the Target Company, on the one hand, and the current and former trustees of the Target Company identified on Schedule 1 attached hereto, on the other hand (collectively, the “Indemnification Agreements”) and all other properties and assets that are owned by the Target Fund on the Closing Date, including any prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. In order to facilitate the Target Fund’s obligations under paragraph 9.5, the Target Fund may establish a reserve on the Target Fund’s books prior to the close of business on the Valuation Date (“Reserve”) in an amount sufficient in its reasonable discretion for the payment of its Service Provider Liabilities (as defined in paragraph 9.5) and, for the avoidance of doubt, such Reserve will not constitute an asset of the Target Fund for purposes of the foregoing sentence.

2.3.
On the Liquidation Date, immediately after receiving the Acquisition Shares issued and delivered pursuant to Section 2.1(c), the Target Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date, the Acquisition Shares received by the Target Fund pursuant to paragraph 2.1, as follows: (i) holders of the Target Fund’s Class N shares shall receive the same number of Investor Class Acquisition Shares and (ii) holders of the Target Fund’s Class Y shares shall receive the same number of Institutional Class Acquisition Shares. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders and representing the respective numbers of the applicable classes of Acquisition Shares due such shareholders as described above.  The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

2.4.
With respect to Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such Target Fund shareholder has surrendered all his or her outstanding certificates for Target Fund shares or, in the event of lost certificates, posted adequate bond.

2.5.
After the Closing Date, the Target Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date and its dissolution and termination.

3. VALUATION.

3.1.
The net value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets, less the value of the Obligations to be assumed by the Acquiring Fund, computed by the Target Company as of the close of regular trading on the New York Stock Exchange on the Valuation Date using the valuation procedures established by the Target Fund’s board of trustees, as described in the most recent Target Fund Prospectus, for determining net asset value.

3.2.
As soon as practicable following the close of regular trading on the New York Stock Exchange on the Valuation Date, the Target Fund will provide to the Acquiring Fund or its designated agent a schedule listing all of its assets as of the Valuation Date to be acquired by the Acquiring Fund (“Schedule of Assets”) and a schedule listing all of its Obligations as of the Valuation Date to be assumed by the Acquiring Fund (“Schedule of Obligations”).

4. CLOSING AND CLOSING DATE.

4.1.
The Closing Date shall be on such date as the Acquiring Fund and the Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date unless otherwise agreed to by the parties. The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

4.2.
On the Closing Date, the Target Company shall direct the Target Fund’s custodian to transfer ownership of the Target Fund’s assets, including all the Target Fund’s cash, from the account of the Target Fund to the Acquiring Fund’s custodian (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities so delivered are to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash shall be delivered by wire transfer to the Custodian.  If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this paragraph for the reason that any securities or other assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund shall waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be reasonably requested by the Acquiring Fund or the Custodian, such as brokers’ confirmation slips.

4.3.
In the event that on the Valuation Date (a) the New York Stock Exchange or another trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as may be mutually agreed upon by the parties.

4.4.
At the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund’s shareholders and indicating the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. On the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited to open accounts in the names of the Target Fund’s shareholders as provided in paragraph 2.3.

4.5.
At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of Obligations and liquidation contemplated by paragraph 2.

5. REPRESENTATIONS AND WARRANTIES.

5.1.
The Target Company, on behalf of the Target Fund, represents and warrants, assuming for the purposes of these representations and warranties that the Ruling has been obtained and all other conditions specified in paragraph 8.6 have been satisfied, and except as set forth on the Disclosure Schedule attached hereto or as disclosed in a representation below, the following to the Acquiring Company, on behalf of the Acquiring Fund, as of December 1, 2017 and March 9, 2018 (other than Section 5.1(z) which representation shall be made as of March 9, 2018 and as of the Closing Date, Section 5.1(aa) which representation shall be made as of the Closing Date, or as otherwise specified in a representation below), and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)
The Target Fund is a series of the Target Company that is duly organized, validly existing and in good standing under the laws of its state of organization and a true copy of its Agreement and Declaration of Trust has been provided to the Acquiring Fund;

(b)
The Target Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act is in full force and effect, and the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Target Company and the 1940 Act;

(c)
The Target Company is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)
The Target Fund has no material contracts or other commitments (other than this Agreement and certain contracts or commitments relating to its Investments or ordinary course of operations) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

(e)
No litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of the Target Fund’s and its officers’ and trustees’ knowledge, without any special investigation or inquiry, threatened as to the Target Company (with respect to the Target Fund) or its officers or trustees (with respect to their service relating to the Target Fund), any of the Target Fund’s properties or assets, or, to the Target Fund’s and its officers’ and trustees’ knowledge, any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Target Company nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby;

(f)
The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the SEC or furnished to the Acquiring Fund, fairly reflect, in all material respects, the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied to the extent applicable to such report. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year and listed on the Schedule of Obligations provided by the Target Fund to the Acquiring Fund pursuant to paragraph 3.2 on the Valuation Date;

(g)
Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness.  For purposes of this paragraph, “ordinary course of business” means: distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions;

(h)
The Target Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and will continue to meet such requirements at all times through the Closing Date. In addition, the Target Fund has not since its inception been liable for, and is not liable for, any material income or excise tax pursuant to Code sections 852 or 4982 and the Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of subchapter M of the Code did not apply to the Target Fund;

(i)
As of the Closing Date, except as indicated in the Ruling Request, all federal, state and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any properly and timely-filed extensions of time to file) shall have been timely filed, and all federal, state and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof.  Except as indicated in the Ruling Request, all such returns and reports are or shall be accurate and complete in all material respects as of the time of their filing. All of the Target Fund’s tax liabilities will have been adequately provided for on its books. To the Target Fund’s knowledge, it is not currently under audit by the Internal Revenue Service or by any state or local tax authority and no assessment has been asserted with respect to any tax returns, dividend reporting forms or reports of the Target Fund required by law to be have been filed as of December 1, 2017 and March 9, 2018;

(j)
All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus) and will have been issued in compliance in all material respects with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding and none will be outstanding on the Closing Date;

(k)
The Target Fund’s investment operations are, and, with respect to the last three years, have been, in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus;

(l)
The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Target Fund, and, assuming approval thereof by the requisite vote of the shareholders of the Target Fund and due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)
The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 2.3;

(n)
The information provided by the Target Fund and its agents for use in the Registration Statement (as defined in paragraph 6.3) and the Acquiring Fund Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto;

(o)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)
On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and the Obligations to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and the Obligations and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and the Obligations subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof other than restrictions as might arise under the 1933 Act;

(q)
The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although the Target Fund may have claims against certain debtors in such a Title 11 or similar case;

(r)
The Target Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties, before the Closing Date (other than debts, obligations and duties under this Agreement that do not arise until after the Closing Date, and debts, obligations and duties under investment contracts, including, without limitation, options, futures, forward contracts, and swap agreements, that do not expire until after the Closing Date);

(s)
The Target Fund Prospectus (i) conforms in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(t)
The due diligence materials of the Target Fund made available to the Acquiring Fund, its board of trustees and its legal counsel in response to letters from the Acquiring Fund to the Target Company and CNR dated October and November 2017 are true and correct in all material respects and contain no material misstatements or omissions;

(u)	The Target Fund incurred the Obligations in the ordinary course of its business;

(v)
The Target Fund currently conducts and, with respect to the last three years, has conducted, its business in compliance in all material respects with all applicable laws and regulations, both state and federal;

(w)
Neither the Target Fund nor, to the knowledge of the Target Company, any “affiliated person” of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Target Company, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”),  or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act;

(x)	The Target Fund has all necessary authorizations, licenses and approvals necessary to carry on its business as now conducted;

(y)
The Target Company, on behalf of the Target Fund, maintains directors and officers insurance that, subject to the terms, conditions and deductibles of the policy, provides reasonable coverage to the trustees and officers of the Target Fund while acting in their capacities as such (“D&O Coverage”);

(z)	To the Target Company’s knowledge, the factual statements made in the Ruling Request are true and the Ruling Request contains a complete statement of all relevant facts; and

(aa)          There are no grounds for revocation of the Ruling under the terms of the Ruling as issued.

5.2.
The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Target Company, on behalf of the Target Fund, as of December 1, 2017 and March 9, 2018 and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)
The Acquiring Fund is a series of the Acquiring Company that is duly organized, validly existing and in good standing under the laws of its state of organization and a true copy of its Agreement and Declaration of Trust has been provided to the Target Fund.  The Acquiring Fund has not commenced operations and will not do so until Closing;

(b)
The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Acquiring Company, the 1933 Act and the 1940 Act;

(c)
The Registration Statement will, as of the Closing Date, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or threatened by the SEC, and the Registration Statement will, as of the effective date thereof, the date of the Shareholders’ Meeting (as defined in paragraph 6.2), and the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act, 1934 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except with respect to information provided by the Target Fund or its agents for use in the Registration Statement. In addition, there are no material contracts to which the Acquiring Fund is a party and that are required to be disclosed under the federal securities laws or regulations thereof that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)
The Acquiring Company is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(e)
No litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of the Acquiring Fund’s and its officers’ and trustees’ knowledge, without any special investigation or inquiry, threatened as to the Acquiring Company (with respect to the Acquiring Fund) or its officers or trustees (with respect to their service relating to the Acquiring Fund), any of the Acquiring Fund’s properties or assets, or, to the Acquiring Fund’s and its officers’ and trustees’ knowledge, any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby;

(f)
The Acquiring Fund was established by the trustees of the Acquiring Company in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return. Upon consummation of the Reorganization, the Acquiring Fund will be treated as a corporation separate from all other series of the Acquiring Company under Section 851(g) of the Code.  The Acquiring Fund will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code, and that the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a regulated investment company from and after the Closing Date;

(g)
As of the Closing Date, the Acquiring Fund shall not have been required to have filed any federal, state or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(h)
The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(i)
The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(j)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws;

(k)
The Acquiring Fund is, and will be at the Closing Date, a new series of the Acquiring Company created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the assets, and assuming the Obligations of, the Target Fund in connection with the Reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) prior to Closing. The Acquiring Fund will not have had any assets or liabilities at any time prior to the Closing Date.  Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares. Immediately following the Reorganization, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the shareholders of the Target Fund as of the Closing by reason of the transactions contemplated by paragraph 2.3;

(l)
The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a) (3)(A) of the Code, although the Acquiring Fund may have claims against certain debtors in such a Title 11 or similar case;

(m)
The Acquiring Fund Prospectus will, as of the Closing Date, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or threatened by the SEC.  The Acquiring Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading unless provided by Target Fund or its agents for use in the Acquiring Fund Prospectus;

(n)
The due diligence materials of the Acquiring Fund made available to the Target Fund, its board of trustees and its legal counsel in response to the letter from the Target Fund to the Acquiring Company and FCI dated November 2017 are true and correct in all material respects and contain no material misstatements or omissions;

(o)
Neither the Acquiring Fund nor, to the knowledge of the Acquiring Company, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquiring Company, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act; and

(p)	The Acquiring Fund has all necessary authorizations, licenses and approvals necessary to carry on its business as now and as proposed to be conducted following the Reorganization.

6. COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

Each of the Target Fund and the Acquiring Fund, as applicable, hereby covenants and agrees with the other as follows:

6.1.
The Target Fund will operate its business in the ordinary course between December 1, 2017 and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions. The Acquiring Fund will not carry on any business activities between December 1, 2017 and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations).

6.2.
The Target Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby (the “Shareholders’ Meeting”), all in compliance with the Target Fund’s governing documents and the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

6.3
The Target Company shall produce to the Acquiring Company the portion of the Target Company’s board minutes solely with respect to the Target Fund or other records covered by Rules 31a-1 and 31a-2 under the 1940 Act relating solely to the Target Fund, but only to the extent the Acquiring Company is specifically required by law, regulation or a government entity to produce such minutes or records to a regulator having jurisdiction over the Acquiring Company and only after providing the Target Company with the applicable requirement or request requiring such production.

6.4.
In connection with the Shareholders’ Meeting, and in reliance in part on information provided by the Target Fund and CNR and their agents, the Acquiring Fund will prepare a registration statement on Form N-14 (the “Registration Statement”) in connection with such meeting, to be distributed to the Target Fund’s shareholders, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.  Prior to the filing the Registration Statement or any amendment or supplement thereto, the Acquiring Fund will afford the Target Fund a reasonable opportunity to review and comment thereon, and will obtain the Target Fund's consent to the filing thereof.

6.5.
Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.6.
The Acquiring Fund will use all reasonable and customary efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to commence its operations on or before the Closing Date and continue its operations thereafter.

6.7.
It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

6.8.
Notwithstanding anything to the contrary in this Agreement, any reporting responsibility of the Target Fund and the Target Company, on behalf of the Target Fund, for tax years ending on or prior to the Closing Date (whether due before or after the Closing Date) is and shall remain the responsibility of the Target Fund or the Target Company, as applicable, except as otherwise is mutually agreed by the parties. The Acquiring Fund will provide all necessary information to and will otherwise reasonably cooperate with the Target Fund and the Target Company in connection with the Target Fund’s or the Target Company’s: (i) preparation and filing of returns, reports and information returns for tax years ending on or prior to the Closing Date, and (ii) declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions in respect of the Target Fund’s taxable years ending on or prior to the Closing Date of an amount or amounts sufficient for the Target Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level taxes for any such taxable year.

6.9.
The Acquiring Fund agrees to perform the obligations of Target Company to provide indemnification under the Indemnification Agreements and the Target Company’s Agreement and Declaration of Trust, provided that, in the event of a claim, the Target Fund’s trustees and officers, or Target Company, on behalf of such trustees and officers, as applicable, shall first make a claim under the D&O/E&O Policy and the Tail Policy (as defined in Section 8.5 below) and pursue such claim with reasonable best efforts.  The Acquiring Fund shall pay any deductible under the D&O/E&O Policy and the Tail Policy in connection with the coverage of any such claim.  To the extent a claim is not fully covered by the D&O/E&O Policy and the Tail Policy, a Target Fund trustee or officer who is party to an Indemnification Agreement may seek indemnification from the Acquiring Fund pursuant to the applicable Indemnification Agreement and the Target Company’s Agreement and Declaration of Trust and pursue any remedies they may have against others.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund and FCI of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.
The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Company’s President or a Vice President and its Chief Compliance Officer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that (i) the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, assuming all Obligations in accordance with paragraph 2.1(b), issuing and delivering Acquisition Shares to the Target Fund in accordance with paragraph 2.1(c), and delivering to the Target Fund in a complete and accurate form all of the information to be provided to the Target Fund in accordance with paragraph 4.4 and (iii) the registration statement on Form N-1A of the Acquiring Company with respect to the Acquiring Fund shall have become effective under the 1933 Act and 1940 Act, and no stop order suspending the effectiveness of the registration statement on Form N-1A has been issued and no proceeding for that purpose are pending or threatened in writing.

7.2.
The Target Fund shall have received favorable opinion(s) of counsel(s) to the Acquiring Fund (which opinion(s) will be subject to certain qualifications), dated as of the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(a)
That the Acquiring Company is a validly existing statutory trust under the laws of the State of Delaware and in good standing thereunder, and has the trust power to own all of its properties and assets and to carry on its business as a registered investment company, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the organizational documents of the Acquiring Company;

(b)
That the Agreement has been duly authorized, executed and delivered by the Acquiring Company and the Acquiring Fund is a duly established series of the Acquiring Company constituted in accordance with the organizational documents of the Acquiring Company and, assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, is a valid and binding obligation of the Acquiring Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c)
That the Acquisition Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares of the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(d)
That the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Company’s Declaration of Trust, as amended, or By-Laws;

(e)
That to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required under relevant law for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

(f)
That the Acquiring Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

7.3.
The Acquiring Company, on behalf of the Acquiring Fund, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution plan pursuant to Rule 12b-1 under the 1940 Act (if applicable), and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall (a) be on terms consistent with those specified in the Registration Statement and (b) have been approved by the board of trustees of the Acquiring Fund and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the contract, plan or agreement, and by FCI or its affiliate as the Acquiring Fund’s sole shareholder.

7.4
The board of trustees of the Acquiring Fund shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligation of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund and CNR of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.
The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the Target Company’s President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, transferring and delivering to the Acquiring Fund all of the Target Fund’s assets in accordance with paragraph 2.1(a), and delivering to the Acquiring Fund in a complete and accurate form all of the information to be provided to the Acquiring Fund in accordance with paragraph 4.4;

8.2.
The Acquiring Fund shall have received a favorable opinion of counsel to the Target Fund (which opinion will be subject to certain qualifications), dated as of the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)
That the Target Company is validly existing and in good standing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as a registered investment company, and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the organizational documents of the Target Company;

(b)
That the Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the due authorization, execution and delivery of this Agreement by the other parties to the Agreement, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	That the execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents;

(d)
That the Target Company is registered with the SEC as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the SEC is in full force and effect; and

(e)
That to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement except such as have been obtained.

8.3.
The Target Fund shall have delivered a copy of the tax books and records of the Target Fund, including but not limited to information necessary for purposes of determining fund distributions or preparing any tax returns, reports and information returns required by law to be filed by the Acquiring Fund after the Closing Date. The Target Fund will provide all necessary information to and will otherwise reasonably cooperate with the Acquiring Fund in connection with such Acquiring Fund’s: (i) preparation and filing of such returns, reports and information returns for the Acquiring Fund’s taxable year that includes the Closing Date, and (ii) declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions in respect of the Acquiring Fund’s taxable year that includes the Closing Date and any prior taxable years of the Target Fund of an amount or amounts sufficient for the Target Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level taxes for any such taxable year.  Any tax returns of the Target Fund for the taxable year including the Closing Date shall be the responsibility of the Acquiring Fund.

8.4.
The board of trustees of the Target Fund shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determinations, shall have approved this Agreement and the transactions contemplated hereby.

8.5.
The Target Company shall have obtained and paid for D&O Coverage for the Target Fund’s trustees and officers for a six (6) year period after the Reorganization with respect to any money damages (including, without limitation, defense costs) actually and reasonably incurred by such trustees and officers in connection with any claim that is asserted against such trustees and officers arising out of such person’s service as a trustee or officer of the Target Fund prior to the Reorganization upon the terms described on Schedule 2 attached hereto (the “Tail Policy”).

8.6.
(a) Rochdale Emerging Markets (Mauritius) (“Rochdale Mauritius”) and the Target Fund shall have obtained a private letter ruling from the Internal Revenue Service granting an extension of time for Rochdale Mauritius under Treas. Reg. §301.9100-3 to elect to be classified as a disregarded entity, effective as of the date of its formation (the “Ruling”); (b) Rochdale Mauritius shall have timely and properly made such election consistent with and taking into account  the extension granted in the Ruling; (c) the Target Fund shall have filed all required information and income tax returns (including any amended returns) for all open years consistent with the Ruling and such election; (d) Rochdale Mauritius and the Target Fund shall have complied with all other requirements and conditions of the Ruling; and (e)the Target Company shall have delivered evidence to the Acquiring Company, reasonably satisfactory to the Acquiring Company, of satisfaction of all the foregoing ((a)-(d) of this paragraph 8.6).

8.7	Target Fund assets, as of the business day immediately preceding the Closing Date, are at least two hundred fifty million dollars ($250,000,000).

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1.	This Agreement and the transactions contemplated herein shall have received the requisite vote of Target Fund shareholders at the Shareholders’ Meeting.

9.2.
On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.3.
All consents of other parties and all other consents, orders and permits of federal, state, foreign and local regulatory authorities (including those of the SEC and of state “Blue Sky” and securities authorities) deemed, in good faith, necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.4.
The Target Fund and the Acquiring Fund shall have received a favorable opinion of Kramer Levin Naftalis & Frankel LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, for U.S. federal income tax purposes:

(a)
The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)
Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund in the Reorganization and (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in the Reorganization;

(c)
Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund in the Reorganization;

(d)
Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Target Fund’s tax basis in such assets immediately prior to the transfer;

(e)
Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund in the Reorganization will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(f)
Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Target Fund for the Acquisition Shares in the Reorganization;

(g)
Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by each shareholder of the Target Fund in the reorganization will be the same as the aggregate tax basis of the Target Fund’s shares exchanged therefor;

(h)
Under Section 1223(1) of the Code, each Target Fund shareholder’s holding period for the Acquisition Shares received in the Reorganization will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange;

(i)
The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Section 381 of the Code and the Treasury regulations thereunder and any existing limitations specified in Sections 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(j)
The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

Such opinion will be based on certain factual certifications made by officers of the Target Company and the Acquiring Company, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

9.5.
The Target Fund shall have paid, or established a Reserve for payment of, all known liabilities of the Target Fund to its service providers, including, without limitation, the Target Fund’s distributor, administrator, transfer agent, legal counsel and auditor (“Service Provider Liabilities”).  The Target Company shall, effective upon the Closing, terminate each service provider agreement with respect to the Target Fund without any liability to the Target Fund, Acquiring Fund or Acquiring Company.

9.6.
At any time prior to the Closing, any of the foregoing conditions of this Agreement (except for Sections 9.1 and 9.4) may be waived jointly by the board of trustees of each of the Target Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10. BROKERAGE FEES AND EXPENSES.

10.1.
Each of the Target Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.
All direct costs, fees, and expenses incurred in connection with the transactions contemplated herein, whether or not consummated (the “Reorganization Expenses”), of the Acquiring Fund shall be borne by FCI.  FCI shall also bear the first $25,000 of the Reorganization Expenses of the Target Fund, the excess of which shall be borne by CNR.  Reorganization Expenses shall include, without limitation (i) costs associated with preparing and filing Target Fund Prospectus supplements, and printing and distributing the Acquiring Fund Prospectus and the Registration Statement, (ii) out-of-pocket legal and accounting fees of the Acquiring Fund and the Target Fund related to the Reorganization, (iii) out-of-pocket transfer agent and custodian conversion costs, (iv) transfer taxes for foreign securities, if any, (v) proxy solicitation costs, (vi) any state Blue Sky fees, (vii) out-of-pocket expenses of holding the Shareholders’ Meeting (including any adjournments thereof), and (viii) out-of-pocket costs of terminating the Target Fund. All such costs, fees and expenses so borne and paid by FCI and CNR, as applicable, shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by FCI and CNR, as applicable, to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Rul. 73-54, 1973-1 C.B. 187. For the avoidance of doubt, neither the Target Fund nor the Acquiring Fund will bear any costs, fees, or expenses relating to the transactions contemplated herein. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization under Section 368 (a) of the Code.

11. INDEMNIFICATION.

11.1.
The Target Company, out of the assets of the Target Fund (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund’s trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

11.2
From and after the Closing, CNR agrees to indemnify and hold harmless FCI, the Acquiring Company, the Acquiring Fund and the Acquiring Fund’s trustees and officers (each, an “Acquiring Indemnified Party,” and collectively, the “Acquiring Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or out of pocket expenses (including the payment of reasonable legal fees and reasonable out of pocket costs of investigation) (collectively, “Losses”) to which an Acquiring Indemnified Party becomes subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on the failure of Rochdale Mauritius to have properly and timely filed with the Internal Revenue Service an election to be classified as a disregarded entity for federal income tax purposes, effective as of the date of its formation (as set forth in the Ruling Request). These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

11.3
Promptly after receipt by an Acquiring Indemnified Party of notice of the commencement of any action, suit, arbitration, inquiry, proceeding or investigation, by or before any court, arbitrator, self-regulatory organization or governmental entity (each, an “Action”) involving a claim for which the Acquiring Indemnified Party is entitled to indemnification under paragraph 11.2, such party shall, if a claim in respect thereof is to be made against CNR, give written notice to CNR of the commencement of such Action; provided, however, that the failure of an Acquiring Indemnified Party to give notice as provided herein shall not relieve CNR of its indemnification obligations hereunder, except to the extent that CNR is actually prejudiced by such failure to give notice. Such notice shall state that the Acquiring Indemnified Party has paid or properly accrued Losses or anticipates that it will incur liability for Losses for which such Acquiring Indemnified Party is entitled to indemnification pursuant to paragraph 11.2, and specify in reasonable detail the basis for any anticipated Loss and the nature of the claim to which each such item is related and, to the extent it is capable of doing so at the time of such notice, the amount to which such Acquiring Indemnified Party claims to be entitled under paragraph 11.2.  In case any such Action is brought against any Acquiring Indemnified Party and it notifies CNR of the commencement thereof, CNR shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably acceptable to the Acquiring Indemnified Party (with such approval not to be unreasonably withheld, conditioned, or delayed); provided, however, that any Acquiring Indemnified Party may, at its own expense, retain separate counsel to participate in such defense; provided further, that CNR shall not be entitled to assume the defense of any such action if (a) CNR fails to deliver to the Acquiring Indemnified Party evidence, in form and substance satisfactory to the Acquiring Indemnified Party, that CNR has sufficient resources to assume such defense and the cost associated therewith, (b) the Acquiring Indemnified Party reasonably determines that the amount of the Losses in respect of the Action, if successful, would be likely to exceed CNR’s liability under this Agreement or (c) the action giving rise to such claim for indemnification involves an allegation of the violation of law (including fiduciary and regulatory requirements thereunder) or seeks any non-monetary remedy.  Notwithstanding the foregoing, in any Action in which both CNR and the Acquiring Indemnified Party are parties, or are reasonably likely to become parties, the Acquiring Indemnified Party shall have the right to employ one separate counsel at CNR’s expense and to control its own defense of such Action if, in the reasonable opinion of counsel to the Acquiring Indemnified Party, (i) there are or may be legal defenses available to the Acquiring Indemnified Party or to other Acquiring Indemnified Parties that are different from or additional to those available to CNR or (ii) any conflict or potential conflict exists between CNR and the Acquiring Indemnified Party such that the Acquiring Indemnified Party could be materially prejudiced without separate representation. CNR shall not be liable for any settlement of any Action effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  CNR shall not, without the consent of the Acquiring Indemnified Party, consent to entry of any judgment or enter into any settlement (i) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Acquiring Indemnified Party of a release from all liability in respect of such Action or (ii) which requires action by any party other than the payment of money by CNR. For the avoidance of doubt, the indemnification procedures set forth in this paragraph 11.3 apply solely to indemnification procedures relating to an Action.

11.4
CNR agrees to indemnify and hold harmless the Acquiring Indemnified Parties for the reasonable legal fees incurred by such parties prior to the Closing with respect to the failure of Rochdale Mauritius to have properly and timely filed with the Internal Revenue Service an election to be classified as a disregarded entity for federal income tax purposes, effective as of the date of its formation (as set forth in the Ruling Request).  The aggregate amount of liability of CNR for all claims for indemnification under this paragraph 11.4 shall not exceed $130,000.  These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

11.5.
CNR agrees to indemnify and hold harmless the Acquiring Indemnified Parties from and against any Losses to which the Acquiring Indemnified Parties become subject arising out of or related to FCI’s role as sub-adviser to the Target Fund, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on the failure of Rochdale Mauritius to have properly and timely filed with the Internal Revenue Service an election to be classified as a disregarded entity for federal income tax purposes, effective as of the date of its formation (as set forth in the Ruling Request).  These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

11.6
The Acquiring Company, out of the assets of the Acquiring Fund (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Target Fund and the Target Fund’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund or any of the Target Fund’s  trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

12. ENTIRE AGREEMENT; SURVIVAL OF COVENANTS AND WARRANTIES.

12.1.
The Target Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.
The covenants to be performed after the Closing, including, without limitation, the indemnification obligations under Section 11, shall survive the Closing.  The representations, warranties, and all other covenants contained in this Agreement shall survive the consummation of the transactions contemplated hereunder.

13. TERMINATION.

13.1.
This Agreement may be terminated by the mutual agreement of the Target Company and the Acquiring Company. In addition, either the Target Company or the Acquiring Company may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)
any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied;

(d)
by resolution of the board of trustees of the Target Fund if materially adverse circumstances should develop that, in the good faith opinion of such board, make proceeding with the Agreement not in the best interests of the Target Fund; or

(e)
by resolution of the board of trustees of the Acquiring Fund if materially adverse circumstances should develop that, in the good faith opinion of such board, make proceeding with the Agreement not in the best interests of the Acquiring Fund.

13.2.
If the transactions contemplated by this Agreement have not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date unless a later date is agreed to in writing by both the Target Company and the Acquiring Company.

13.3.
If for any reason any transaction contemplated by this Agreement is not consummated, neither the Acquiring Company on behalf of the Acquiring Fund nor the Target Company on behalf of the Target Fund shall be liable for any damages resulting therefrom, including without limitation indirect or consequential damages, absent willful default or fraud.

14. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained and provided further, however, that following the Shareholders’ Meeting, no amendment may have the effect of changing any provision of this Agreement to the detriment of such shareholders without their further approval.

15. NOTICES.

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Target Company:
City National Rochdale Funds
400 Park Avenue, 9th Floor
New York, NY  10022
Attention: Anthony Sozio

With a copy (which shall not constitute notice) to:
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110
Attention: Paul B. Raymond, Esquire

To CNR:
City National Rochdale, LLC
400 Park Avenue, 9th Floor
New York, NY 10022
Attention: Anthony Sozio

To the Acquiring Company:
Fiera Capital Series Trust
375 Park Avenue, 8th Floor
New York, NY 10152
Attention: Stephen McShea

With a copy (which shall not constitute notice) to:
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10152
Attention: George M. Silfen, Esquire

To FCI:
Fiera Capital Series Trust
375 Park Avenue, 8th Floor
New York, NY 10152
Attention: Stephen McShea

16. CONFIDENTIALITY.

16.1.
The parties hereto agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to any other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise mutually agreed to between the parties or expressly provided for herein.

17. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

17.1.
The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

17.2.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

17.3.
This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

17.4.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17.5.
Notice is hereby given that this Agreement is executed and delivered by the Target Company’s trustees and/or officers solely in their capacities as trustees or officers, and not individually, and that the Target Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series of the Target Company other than the Target Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Target Fund (“Target Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Target Company. Any party hereunder, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Target Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Target Company or to its trustees, officers, or shareholders.

17.6.
Notice is hereby given that this Agreement is executed and delivered by the Acquiring Company’s trustees and/or officers solely in their capacities as trustees or officers, and not individually, and that the Acquiring Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series of the Acquiring Company other than the Acquiring Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Acquiring Fund (“Acquiring Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Acquiring Company. Any party hereunder, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Acquiring Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Acquiring Company or to its trustees, officers, or shareholders.

17.7.
Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

CITY NATIONAL ROCHDALE FUNDS On behalf of the Target Fund thereof identified on Exhibit A

By:	/s/ Garrett R. D’Alessandro
Name:	Garrett R. D’Alessandro
Title:	Chief Executive Officer

CITY NATIONAL ROCHDALE, LLC Solely for purposes of paragraphs 10.2, 11.2, 11.3, 11.4 and 11.5 of the Agreement

By:	/s/ Garrett R. D’Alessandro
Name:	Garrett R. D’Alessandro
Title:	Chief Executive Officer

FIERA CAPITAL SERIES TRUST On behalf of the Acquiring Fund thereof identified on Exhibit A

By:	/s/ Benjamin Thompson
Name:	Benjamin Thompson
Title:	Chief Executive Officer

FIERA CAPITAL INC. Solely for purposes of paragraphs 10.2, 11.3 and as a beneficiary of paragraph 11.2, paragraphs 11.4 and 11.5 of the Agreement

By:	/s/ Benjamin Thompson
Name:	Benjamin Thompson
Title:	President and Chief Executive Officer

EXHIBIT A

Target Company	Target Fund	Acquiring Company	Acquiring Fund
City National Rochdale Funds	City National Rochdale Emerging Markets Fund	Fiera Capital Series Trust	Fiera Capital Emerging Markets Fund

Share Class Mapping
Target Fund Share Class	Acquiring Fund Share Class
Class N Shares	Investor Class Shares
Class Y Shares	Institutional Class Shares

Disclosure Schedule

Schedule 1

Irwin G. Barnet

Andrew S. Clare

Daniel A. Hanwacker

Jon C. Hunt

Vernon C. Kozlen

Jay C. Nadel

William R. Sweet

James R. Wolford

Schedule 2

Carrier: Axis

Policy period: Closing Date to six (6) years after the Closing Date

Coverage limit: $3,000,000

Deductible: $250,000

APPENDIX B

FINANCIAL HIGHLIGHTS

The financial highlights information presented for the New Fund is the financial history of the Existing Fund, the accounting survivor in the Reorganization. These financial highlights are intended to help you understand the Existing Fund’s financial performance for the 5 most recently completed fiscal years ended September 30, 2017.  Certain information reflects financial results for a single share of the Existing Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions). The information for the three most recent fiscal years has been audited by BBD, LLP, the Existing Fund’s independent registered public accounting firm whose report, along with the Existing Fund’s financial statements are included in the Existing Fund’s Annual Report to shareholders, which is available upon request. The information for the prior fiscal years has been derived from the financial statements audited by the Existing Fund’s former independent registered public accounting firm.

financial highlights/consolidated financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redemption Fees†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2017	$41.67	$(0.05)	$11.13	$—	$(0.07)	$—	$—	$52.68	26.66%	$175,875	1.61%	(0.12)%	1.61%	24%
2016	35.38	0.04	6.26	—	(0.01)	—	—	41.67	17.81	112,388	1.61	0.11	1.62	15	††
2015	38.90	0.09	(3.48)	—	(0.13)	—	—	35.38	(8.74)	684,182	1.61	0.21	1.65	34
2014	34.24	0.22	4.55	—	(0.11)	—	—	38.90	13.96	582,490	1.61	0.58	1.64	42
2013*	32.31	0.33	1.60	—	—	—	—	34.24	5.97	294,040	1.62	1.31	1.69	25
2012	25.28	0.04	7.00	0.01	—	—	(0.02)	32.31	27.87	136,838	1.97	0.15	1.94	69
Class Y (commenced operations on June 1, 2016)
2017	$41.71	$0.06	$11.14	$—	$(0.10)	$—	$—	$52.81	26.95%	$1,386,857	1.36%	0.14%	1.36%	24%
2016	38.33	0.10	3.28	—	—	—	—	41.71	8.82	880,876	1.37	0.74	1.37	15	††

*
For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Emerging Markets Portfolio (the "Predecessor Fund") was merged into City National Rochdale Funds’ City National Rochdale Emerging Markets Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.
††	Portfolio turnover rate is presented at the Fund level.
‡
Returns are for the period indicated and have not been annualized. Returns reflect fee waivers, if any; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered, if any. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or have been rounded to $0.

APPENDIX C

SUB-ADVISORY AGREEMENT
This AGREEMENT made as of December 1, 2017, by and between City National Rochdale, LLC, a limited liability company organized under the laws of the state of Delaware (the "Adviser") and Fiera Capital Inc., a corporation organized under the laws of the state of Delaware (the "Sub-Adviser"):

WHEREAS, the Adviser serves as the investment adviser to City National Rochdale Emerging Markets Fund (the “Fund”), a series of City National Rochdale Funds (the “Trust”). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares (the “Shares”) of the Fund registered under the 1940 Act pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has filed notification filings under all applicable state securities laws;

WHEREAS, the Adviser is employed by the Trust, pursuant to an investment advisory agreement (the “Advisory Agreement”), to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of such portion of the assets of the Fund as the Adviser shall from time to time designate, to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the “Board”);

WHEREAS, the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory services to the Fund; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Fund, in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Adviser and the Sub-Adviser agree as follows:

ARTICLE 1
Employment of Sub-Adviser

1.1           The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund, subject to the supervision and control of, the Adviser and the Board for the period and upon the terms herein set forth.

1.2           The Sub-Adviser accepts such employment and agrees during such period at its own expense to render such services, and to assume the obligations herein set forth for the compensation herein provided.

1.3           The Sub-Adviser shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust, the Fund or the Adviser.  Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this agreement, have authority to act as agent for the Fund, subject to supervision by the Adviser and the Board.

1.4           The services of the Sub-Adviser herein provided are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

ARTICLE 2
Duties of Sub-Adviser

2.1           Investment Advisory Services.

(a)           Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall provide a continuous and discretionary investment program for the Fund and determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities,  cash and other investments for the Fund.  In performing these duties, the Sub-Adviser shall:

(i)          perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund as set forth in the Registration Statement;

(ii)         seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iii)        take such steps as are necessary to implement any overall investment strategies approved by the Board for the Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(iv)        report to the Board, as reasonably requested, with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Fund, including furnishing, within 60 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Fund as of the end of the quarter;

(v)         maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Fund;

(vi)        provide such information as is reasonably requested to assist in the determination of the net asset value of the shares of the Fund in accordance with applicable law; and

(vii)       not consult with any other sub-adviser of  other series of the Trust concerning transactions of the Fund or any other series of the Trust.

(b)          In connection with providing services under this Agreement, the Sub-Adviser may use the resources of Fiera Capital Corporation or its affiliates (together, “Fiera”).  Furthermore, any Fiera personnel performing services hereunder will be deemed persons “associated with” the Sub-Adviser (as that term is defined by the Advisers Act) when performing services hereunder. The Sub-Adviser hereby represents that, at all times, its use of the resources of Fiera will comply with applicable law.

(c)           The Sub-Adviser acknowledges that neither the Adviser nor its employees shall be required to evaluate the merits of investment selections or decisions made by the Sub-Adviser or be required to approve the selections or decisions, or to confirm their compliance with applicable investment policies and restrictions, these responsibilities being within the duties of the Sub-Adviser. Notwithstanding the foregoing, the Adviser shall continue to have responsibility for all other services to be provided to the Fund pursuant to the Advisory Agreement.

(d)           The Adviser and the Board understand that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account, which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund.  Nothing in this Agreement imposes upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security or other instrument which the Sub-Adviser or its partners, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

(e)           The Sub-Adviser’s services shall be subject always to the control and supervision of the Adviser and the Board, the restrictions of the Agreement and Declaration of Trust (the “Declaration of Trust”) and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to the Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”).  The Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective.  The Sub-Adviser will be entitled to rely on all documents furnished by the Adviser.

(f)            The Sub-Adviser represents that it shall make reasonable effort to ensure that the Fund continuously qualifies as a “regulated investment company” under Subchapter M of the Code or any other successor provision.  Except as instructed by the Board or the Adviser, the Sub-Adviser shall also make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and provide reasonable notice to the Sub-Adviser thereof, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

(g)           Trading Authority.  Sub-Adviser is authorized on behalf of the Fund, consistent with the investment discretion delegated to Sub-Adviser herein, and is hereby appointed as the Fund’s agent and attorney in fact with authority to: (i) enter into, subject to the review of legal counsel for the Adviser prior to Sub-Adviser’s execution thereof, agreements and execute any documents on behalf of the Fund (e.g. any futures or derivatives documentation such as exchange traded and over-the-counter transaction documentation, as applicable) required with respect to any investments made for the Fund (such documentation includes but is not limited to any market and/or industry standard documentation and the standard representations contained therein); (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures; and (iii) open, continue and terminate brokerage accounts and other brokerage arrangements with respect to the portfolio transactions entered into by Sub-Adviser on behalf of the Fund.

(h)           In connection with the acquisition or disposition of securities described in Section 2.1(a) (iii), the Sub-Adviser may place orders for the purchase or sale of investments for the account of the Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the Fund.  In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution under the circumstances, and considering all factors it deems relevant, within the policy guidelines as set forth in the current Registration Statement.  Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it, the Adviser or the Fund is affiliated.

(i)            In addition to seeking best execution under the circumstances, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Adviser and Sub-Adviser.  The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Fund.  The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement.  The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise.  The Sub-Adviser periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers.  Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(j)            Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more series of the Trust or by the Trust and other accounts (collectively, “Advisory Clients”) managed by the Adviser or the Sub-Adviser to the Fund, provided that:  (i) the Adviser or Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Fund, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and (ii) the Sub-Adviser’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted to the Adviser.

(k)           The Sub-Adviser will advise the Adviser and, if instructed by the Adviser, the Fund's custodian on a prompt basis each day by electronic telecommunication or facsimile of each confirmed purchase and sale of a portfolio security specifying the name of the issuer, the full description of the security including its class, amount or number of shares of the security purchased or sold, the market price, the commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker.  Under no circumstances may the Trust, the Adviser, the Sub-Adviser, SEI Investments Global Funds Services or any affiliates of such parties act as principal in a securities transaction with the Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act and (ii) upon obtaining prior approval of the securities transaction from the Adviser.  Any such transactions shall be reported quarterly to the Board.

(l)            The Sub-Adviser shall inform the Adviser and the Board on a current basis of material changes in investment strategy or tactics or changes in key personnel.  It shall also be the duty of the Sub-Adviser to furnish to the Board such information as may reasonably be necessary for the Board to evaluate this agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 7.

(m)          The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it will operate in a manner so as to conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities for the Fund.

(n)           The Sub-Adviser acknowledges and agrees that (i) the names “City National Rochdale” and “City National Rochdale Funds” are the property of the Adviser, and (ii) the Sub-Adviser will publicly disseminate information concerning the Fund and the Trust only if such information has been approved in advance by the Adviser, provided such approval is not unreasonably withheld. For the avoidance of doubt, nothing in this paragraph is intended to prohibit: (i) the Sub-Adviser from publicly disseminating information in coordination with the Adviser or the Fund that relates to the acquisition and reorganization contemplated by the parties under that certain purchase agreement, dated December 1, 2017 (the “Purchase Agreement”), and (ii) the Sub-Adviser’s identification of the Adviser or the Fund as a client, provided that such identification complies with such Purchase Agreement and all applicable state and federal laws and regulations.

ARTICLE 3

Allocation of Charges and Expenses

3.1           The Sub-Adviser will bear its own costs of providing services hereunder.  Other than as specifically indicated herein the Sub-Adviser shall not be responsible for the Fund's or the Adviser's expenses, including, without limitation:  the day to day expenses related to the operation and maintenance of office space, facilities and equipment; expenses incurred in the organization of the Fund, including legal and accounting expenses and certain costs of registering securities of the Fund under federal securities law and qualifying for sale under state securities laws; any share redemption expenses; expenses of portfolio transactions; shareholder servicing costs; pricing costs; interest on borrowings by the Fund; charges of the custodian and transfer agent, if any; cost of auditing services; all taxes and fees; certain insurance premiums; investor services (including allocable personnel and telephone expenses); the cost of paying dividends and capital gains distributions and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Trust.

3.2           The Fund shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

ARTICLE 4
Compensation of the Sub-Adviser

4.1           For the services to be rendered as provided herein, the Adviser shall pay to the Sub-Adviser for each month of the Fund’s fiscal year  a fee based upon the average daily net assets of the Fund, as determined pursuant to the Fund’s Registration Statement, at the following annual rate as a percentage of the Fund's average daily net assets:

100 basis points.

Such fees shall be payable quarterly in arrears no later than 40 days following the end of the prior quarter.

4.2           For the month and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year respectively.

4.3           If the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

4.4           In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall:  (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

4.5           The Sub-Adviser agrees that in all matters relating to the management of the investment of the assets of the Fund, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect as provided to the Sub-Adviser in accordance with Section 2.1 (e).

ARTICLE 5
Limitations of Liability

5.1           The Sub-Adviser shall give the Fund the benefit of the Sub-Adviser’s best judgment and efforts in rendering services under this agreement; provided, that the Sub-Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust, Adviser, or Fund in connection with the matters to which this agreement relates, except loss resulting from:  (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement; (ii) the Sub-Adviser’s reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(f) of this agreement.  The terms of this Section 5.1 shall survive termination of this agreement.

ARTICLE 6
Books and Records

6.1           The Sub-Adviser shall maintain separate books and detailed records pertaining to the Sub-Adviser’s provision of investment sub-advisory services to the Fund as required by Rule 31a-3 under the 1940 Act (the "Fund's Books and Records"), including without limitation the records required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.  Upon the reasonable written request of the Adviser or the Fund, the Sub-Adviser shall promptly provide copies of the Fund’s Books and Records to the Adviser during any day that the Fund is open for business.  The Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the Fund’s Books and Records.

6.2           The Sub-Adviser agrees that the Fund’s Books and Records which it maintains for the Fund in accordance with Rule 31a-3 under the 1940 Act are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s reasonable request; provided, however, that the Sub-Adviser may maintain copies of such books and records.  All such books and records shall be made available, within five business days of a written request, to the Trust’s independent registered public accounting firm during regular business hours at the Adviser’s offices.  The Trust or its authorized representative shall have the right to copy any of the Fund’s Books and Records in the possession of the Sub-Adviser.   Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this agreement, upon written request by the Trust, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Sub-Adviser; provided, however, that the Sub-Adviser may maintain copies of such records.

6.3           The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, if such disclosure is required by federal or state regulatory authorities, if such information is already in the public domain or if such disclosure or use is permitted pursuant to Section 2.1(n).

ARTICLE 7

Duration and Termination of this Agreement

7.1           This agreement shall become effective on the date hereof, provided that it has been approved by the Board, including a majority of Trustees who are not parties to this agreement or interested persons of any such party to this agreement, in accordance with applicable law, including Section 15 of the 1940 Act.    The agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by:  (i) the Board, or by the vote of a majority of the Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

7.2           Termination.

(a)           This agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or, in the event of the Sub-Adviser’s material breach of this agreement, by the Adviser or, in the event of the Adviser’s material breach of this agreement, by the Sub-Adviser, in all cases on sixty (60) days’ written notice to the other party.

(b)           This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c)           This agreement shall automatically terminate in the event of its assignment.

(d)           This agreement shall automatically terminate upon the closing of the reorganization of the Fund contemplated by the parties under the Purchase Agreement.

ARTICLE 8

Amendments to this Agreement

8.1           This agreement may be amended by the parties only if such amendment is specifically approved by: (i) if required by law the vote of a majority of the Fund’s outstanding voting securities, and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.  All amendments must be in writing and signed by the Adviser and the Sub-Adviser.

8.2           Notwithstanding anything herein to the contrary, this agreement may be amended by the parties without the vote or consent of shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Adviser or Sub-Adviser shall be liable for failing to do so.

ARTICLE 9
Notices

9.1           Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Adviser:

City National Rochdale, LLC
400 Park Avenue
New York, NY  10022
Attn:  F. Michael Gozzillo

If to the Sub-Adviser:

Fiera Capital Inc.
375 Park Avenue, 8th Floor
New York, NY 10152
Attn: Stephen McShea

ARTICLE 10
Miscellaneous Provisions

10.1         Other Relationships.  It is understood that the officers, Trustees, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser or Sub-Adviser as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser or Sub-Adviser may be interested in the Trust otherwise than as shareholders.

10.2         Definitions of Certain Terms.  The terms “assignment,” “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act.  The term “majority of the outstanding voting securities” means the lesser of:  (a) 67% or more of the votes attributable to Shares of the Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Fund or the Trust, as appropriate.

10.3         Applicable Law.

(a)           This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of New York without regard to conflicts of law principles or precedents.

(b)           This agreement shall be subject to the provisions of the Securities Act of 1933, as amended, the 1940 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.4         Severability.  If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.5         Captions.  The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6         Counterparts.  This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7         Cooperation with Authorities.  Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8         Cumulative Rights.  The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.9         Compensation of Officers, Trustees and Employees.  No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as a Trustee, officer or employee of the Fund while at the same time holding a position as a director, officer, partner, member or employee of the Sub-Adviser.  This paragraph shall not apply to consultants and other persons who are not regular members of the Sub-Adviser's staff.

10.10       Entire Agreement.  This agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this agreement’s subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

CITY NATIONAL ROCHDALE, LLC

By:	/s/ Garrett R. D’Alessandro
Name:	Garrett R. D’Alessandro
Title:	Chief Executive Officer

FIERA CAPITAL INC.

By:	/s/ Stephen McShea
Name:	Stephen McShea
Title:	General Counsel

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2018
FIERA CAPITAL SERIES TRUST
225 Pictoria Drive, Suite 240
Cincinnati, Ohio 45246

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated March [ ], 2018 for the special meeting of shareholders of City National Rochdale Funds (the “Trust”) with respect to City National Rochdale Emerging Markets Fund (the “Existing Fund”) to be held on [ ], 2018. At the special meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Amended and Restated Agreement and Plan of Reorganization (the “Plan”), among the Trust, Fiera Capital Series Trust (“FCST”) on behalf of Fiera Capital Emerging Markets Fund (the “New Fund”), Fiera Capital Inc. and City National Rochdale, LLC. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by calling 1-855-771-7119. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to the Prospectus and Statement of Additional Information of the Existing Fund filed on February 5, 2018 and February 13, 2018, respectively, as supplemented. The audited financial statements and related independent registered public accountants’ report for the Trust contained in the Annual Report to Shareholders for the fiscal year ending September 30, 2017 are incorporated herein by reference.

Further information about the New Fund is contained in and incorporated by reference to a Prospectus and Statement of Additional Information (“SAI”) dated [ ], 2018, which was filed with the SEC on [ ], 2018. Copies are available upon request and without charge by calling 1-855-771-7119. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

PRO FORMA FINANCIAL INFORMATION	102

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because the New Fund is a newly organized fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization.

The Institutional Class shares (corresponding to the Existing Fund’s Class Y shares) and Investor Class shares (corresponding to the Existing Fund’s Class N shares) of the New Fund will be the successors to the accounting and performance information of each respective corresponding class of shares of the Existing Fund after consummation of the Reorganization.  As a result, the Existing Fund will be the accounting and performance survivor following the Reorganization.  The audited financial statements of the Existing Fund, for the fiscal year ended September 30, 2017, are incorporated herein by reference to the Annual Report to Shareholders of the Existing Fund for its fiscal year ended September 30, 2017, filed on Form N-CSR (File No. 811-07923 ) with the SEC on December 8, 2017.

PART C: OTHER INFORMATION

INDEMNIFICATION

Article VII of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 2. Indemnification and Limitation of Liability.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Adviser or Principal Underwriter(s) of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 3. Trustee’s Good Faith Action; Expert Advice; No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust.

Pursuant to the Distribution Agreement, Distributor agrees to indemnify the Registrant, its officers and trustees against claims, demands, liabilities and expenses under specified circumstances, all as more fully set forth in the Registrant’s Distribution Agreement, which has been filed as an exhibit to the Registration Statement.

The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.

The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser are insured under an errors and omissions liability insurance policy.

EXHIBITS

(1)
Amended and Restated Declaration of Trust is incorporated by reference to Exhibit 28(a)(4) of Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on April 26, 2017.

(2)	Bylaws are incorporated by reference to Exhibit 28(b) of Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on March 31, 2017.

(3)	None.

(4)
Amended and Restated Agreement and Plan of Reorganization of the City National Rochdale Emerging Markets Fund is attached as Appendix A to the Combined Proxy Statement and Prospectus and incorporated herein by reference.

(5)	Instruments Defining Rights of Security Holders are incorporated by reference to Declaration of Trust and Bylaws.

(6)(a)
Investment Advisory Agreement with Fiera Capital Inc. for Fiera Capital Global Equity Focused Fund is incorporated by reference to Exhibit 28(d)(1) of Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on April 26, 2017.

(6)(b)
Investment Advisory Agreement with Fiera Capital Inc., for Fiera Capital Small/Mid-Cap Growth Fund is incorporated by reference to Exhibit 28(d) of the Registrant’s Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on September 13, 2017 (the “SMID Registration Statement”).

(6)(c)
Investment Advisory Agreement with Fiera Capital Inc., for Fiera Capital International Equity Fund is incorporated by reference to Exhibit 28(d) of the Registrant’s Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on September 13, 2017 (the “International Registration Statement”).

(6)(d)
Investment Advisory Agreement with Fiera Capital Inc., for Fiera Capital Emerging Markets Fund is incorporated by reference to Exhibit 28(d) of the Registrant’s Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on December 1, 2017 (the “EM Registration Statement”).

6(e)	Investment Advisory Agreement, by and among the Mauritius Subsidiary and Fiera Capital Inc. is incorporated by reference to Exhibit 28(d) of the REgistrant's Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on March 9, 2018.

(7)(a)(i)
Form of Distribution Agreement is incorporated by reference to Exhibit 28(e)(1) of Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on April 26, 2017.

(7)(a)(ii)
Form of Dealer Agreement is incorporated by reference to Exhibit 28(e)(2) of Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on April 26, 2017.

(7)(a)(iii)
Form of Selling Group Member Agreement is incorporated by reference to Exhibit 28(e)(2) of Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on April 26, 2017.

(8)	None.

(9)(a)(i)
Form of Custody Agreement with UMB Bank, N.A. is incorporated by reference to Exhibit 28(g)(1) of Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on March 31, 2017.

(9)(a)(ii)
Form of Rule 17f-5 Delegation Agreement with UMB Bank, N.A. is incorporated by reference to Exhibit 28(g)(2) of Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on March 31, 2017.

(10)(a)	Amended and Restated Rule 12b-1 Plan is incorporated by reference to Exhibit 28(m) of the SMID Registration Statement.

(11)	Opinion and Consent of Counsel.*

(12)	Form of Opinion of Counsel as to tax matters.*

(13)(a)
Form of Administration and Accounting Services Agreement with UMB Fund Services, Inc. is incorporated by reference to Exhibit 28(h)(1) of Registrant’s Pre-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 811-23220), filed on March 31, 2017.

(13)(b)(i)
Form of Transfer Agency Agreement with UMB Fund Services, Inc., is incorporated by reference to Exhibit 28(h)(2) of Registrant’s Pre-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 811-23220), filed on March 31, 2017.

(13)(c)
Expense Limitation Agreement for Fiera Capital Global Equity Focused Fund is incorporated by reference to Exhibit 28(h)(3) of Registrant’s Pre-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 811-23220), filed on April 26, 2017.

(13)(d)	Expense Limitation Agreement for Fiera Capital Small/Mid-Cap Growth Fund is incorporated by reference to Exhibit 28(h) of the SMID Registration Statement.

(13)(e)	Expense Limitation Agreement for Fiera Capital International Equity Fund is incorporated by reference to Exhibit 28(h) of the International Registration Statement.

(13)(f)	Form of Expense Limitation Agreement for Fiera Capital Emerging Markets Fund is incorporated by reference to Exhibit 28(h) of the EM Registration Statement.

(14)(a)	Consent of Existing Fund’s Independent Registered Public Accounting Firm.*

(14)(b)	Consent of Counsel.*

(15)	Inapplicable.

(16)(a)	None.

(17)	None.

* Filed herewith.

UNDERTAKINGS

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933 this registration statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on March 9, 2018.

FIERA CAPITAL SERIES TRUST

By:	/s/ Benjamin Thompson
Benjamin Thompson
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this pre-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Benjamin Thompson	Principal Executive Officer	March 9, 2018
Benjamin Thompson

/s/ Pierre Blanchette	Principal Financial Officer	March 9, 2018
Pierre Blanchette

/s/ Michael Kalbfleisch	Trustee	March 9, 2018
Michael Kalbfleisch

/s/ Gerald Hellerman	Trustee	March 9, 2018
Gerald Hellerman

/s/ Stephen McGuinness	Trustee	March 9, 2018
Stephen McGuinness

/s/ Kevin Mirabile	Trustee	March 9, 2018
Kevin Mirabile

INDEX TO EXHIBITS

11	Opinion of Counsel

12	Form of Opinion of Counsel as to tax matters

14(a)	Consent of Existing Fund’s Independent Registered Public Accounting Firm

14(b)	Consent of Counsel